          Semi-Annual Report
          for the six months ended June 30, 2001


          MMA Praxis
          Mutual Funds



Intermediate Income Fund
Core Stock Fund
Value Index Fund
International Fund

[LOGO] MMA(R)

 Table of contents
Table of contents

Message from the President..................................................   1
MMA Praxis Stewardship Investing Update.....................................   6

MMA Praxis Intermediate Income Fund
 Portfolio manager's letter.................................................   8
 Performance review.........................................................  10
 Schedule of portfolio investments..........................................  12
 Statement of assets and liabilities........................................  18
 Statement of operations....................................................  19
 Statements of changes in net assets........................................  20
 Financial highlights.......................................................  21

MMA Praxis Core Stock Fund
 Portfolio manager's letter.................................................  23
 Performance review.........................................................  26
 Schedule of portfolio investments..........................................  28
 Statement of assets and liabilities........................................  32
 Statement of operations....................................................  33
 Statements of changes in net assets........................................  34
 Financial highlights.......................................................  35

MMA Praxis Value Index Fund

 Portfolio manager's letter.................................................  37
 Performance review.........................................................  38
 Schedule of portfolio investments..........................................  40
 Statement of assets and liabilities........................................  48
 Statement of operations....................................................  49
 Statements of changes in net assets........................................  50
 Financial highlights.......................................................  51

 Table of contents
MMA Praxis International Fund

 Portfolio manager's letter.................................................  53
 Performance review.........................................................  56
 Schedule of portfolio investments..........................................  58
 Statement of assets and liabilities........................................  64
 Statement of operations....................................................  65
 Statements of changes in net assets........................................  66
 Financial highlights.......................................................  67
Notes to Financial Statements...............................................  69

  Message from the
         President
Message from the President
Financial markets in review

Dear MMA Praxis Shareholders:

Once again, investors in the stock market were reminded that there are two com-ponents to the investment equation--risk and return. For investors who were new to the equity market beginning in the mid-1990s and enjoyed the double-digit returns generated by stocks, the past 15 months have painfully reinforced the reality that risk and return are two inseparable constituents in the world of investing.

The first six months of 2001 rewarded those investors who took to heart the lesson learned from last year--that diversification can mitigate risk. While nearly all the major large-company stock indices were in negative territory, bonds provided solid total returns for investors.

In May, MMA Praxis expanded its mutual fund family by one member with the roll-out of the Value Index Fund. We are excited about this latest addition to the fund family. It offers investors exposure to a pure "value" style of investing in the form of a passively-managed index product.

MMA Praxis is committed to the concept of holistic socially responsible invest-ing. During the first six months of 2001, we represented the collective con-cerns of our shareholders on a number of important issues, through shareholder advocacy. We take seriously our responsibility as an owner of the companies we invest in and we speak out on issues that are in violation of the stewardship investment principles that guide our investing activities at MMA Praxis.

These, and other significant developments at MMA Praxis, will be addressed in this report.

Financial markets in review

Following are a few of the highlights from the financial markets during the first six months of 2001 (January 1, 2001--June 30, 2001):

- Real Gross Domestic Product/1/ (GDP), which tracks the inflation-adjusted production of goods and services, rose at an annualized rate of just 1.3 per-cent during the first quarter. This was significantly lower than the growth rate experienced over the past several years.

- Slowing economic growth, rising unemployment, and declining investor senti-ment all contributed to a decision by the Federal Reserve Board to lower short-term interest rates six times during the first half of 2001. Most economists believe it takes six to nine months for the benefits of interest rate reduc-tions to be felt in the economic system.

- An equity bear market has taken a big bite out of wealth and has put invest-or's nerves on edge. Additionally, debt service now eats up more than 14 per-cent of the average U.S. family's after-tax income--nearly an all-time record high. However, the consumer, while worried, has shown little indication of cut-ting back on spending.
--------
/1/Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the U.S. GDP is made up of con-sumer and government purchase, private domestic investments and net exports of goods and services.

- For the 15-month period ending March 31, 2001, the Nasdaq Composite Index/2/, comprised primarily of technology and other growth-type stocks, lost an as-tounding 54.8 percent of its value while the Standard & Poor's 500 Stock In-dex/3/ fell 20.8 percent. In comparison, companies classified as value stocks (as measured by the Standard & Poor's Barra Value Index/4/) declined only 3.0 percent for the same period. This incredible divergence of returns between growth- and value-style securities reverses a four-year trend during the late 1990s where growth stocks outperformed their value counterparts by a wide mar-gin. However, in second quarter 2001, the trend was broken, as both the Nasdaq and S&P 500 delivered solid returns with the Nasdaq gaining more than 17 per-cent.

- The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index/5/ was off -1.04 percent for the six-month period, represent-ing six straight quarters of negative returns. International investors haven't suffered through such extended down periods since the early 1970s. Although re-turns on international stocks have languished, the numbers do not tell the full story. Several foreign country markets have turned in positive returns in local currency. However, when U.S. investors consider the impact of currency changes, the positive returns erode quickly.

- As mentioned in the introduction, bond investors were sheltered from the storm. The Lehman Brothers Aggregate Bond Index/6/ generated a total return of
3.62 percent for the first six months of 2001. Investors who have maintained adequate diversification by exposing a portion of their portfolio to the fixed income markets have had their equity losses dampened by the positive returns generated by bonds.

Stay the course

Many investors who bought stock mutual funds during the past two years to help achieve long-term financial planning goals are now questioning whether to sell their holdings in the wake of the market downturn. While volatility may very well continue to rock the stock market over the next weeks and months, invest-ors who have withstood the market's decline so far may miss the long-term bene-fits of equity investing if they bail out of their equity mutual funds now. If you have a longer-term time horizon, staying the course with a reasonable expo-sure to equities may be the best strategy. However, as always, investors with short-term objectives or with a lower tolerance for stock market volatility should consider the MMA Praxis Intermediate Income Fund or Money Market Fund/7/ as alternatives.
--------
/2/The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of 30 price-weighted industrial stocks.
/3/The Standard & Poor's 500 Index is an unmanaged index, generally representa-
  tive of the U.S. stock market as a whole.
/4/The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-to-book ratios.
/5/The Morgan Stanley Capital International Europe, Australasia and Far-East
  Index (MSCI EAFE) is generally representative of the performance of the major stock markets of those regions.
/6/The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Stan-dard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity.
/7/The MMA Praxis Money Market Fund represents the MMA Praxis shares of the Pax
  World Money Market Fund, Inc.

Some points to help you remain disciplined with your investment strategy:

- Historically, some of the best investment opportunities have been when the economic outlook was darkest. Often, the outlook for the economy and prospects for the markets are not one and the same. For example, the year 2000 was the best year for the U.S. economy in more than a decade, but one of the worst for stock market investors. We do not know with certainty exactly why stock markets rise and fall. However, many stock market pundits believe that equity market analysts know that economic growth and corporate profits are headed for trouble long before the economists do. If you accept this logic, then it follows that the equity markets will anticipate a recovery before it ever shows up in the data.

- Stay diversified. As we learned from 2000, spreading your investments across a variety of asset classes may be your best defense against market volatility. Last year high-quality bonds returned close to 10 percent (as represented by the Lehman Broth-ers Credit Index/8/) and value stocks, which investors had shunned for several years, held up even as growth stocks took a beating. It makes sense to spread your investments across a variety of asset classes that do not respond in a similar fashion to economic events. Of course, diversification does not elimi-nate risk, but it may help reduce it.

- Understand that the greatest risk is not being in the market when it's falling, but rather being out of the market when it's rising. Investors who at-tempt to time the market run the risk of missing periods of exceptional re-turns. One dollar invested in the stock market at year-end 1925 grew to $2,587 by year-end 2000. However, this same dollar would have grown to only $15.33 had it missed the 40 best months (less than 5 percent of the time period) of stock returns. One dollar invested in ultra-safe Treasury bills/9/ over this 75-year period grew to $16.56. An investor who panicked and missed the best 40 months of stock returns during this period of time would have received a return that was less than a risk-free Treasury bill/10/. Yes, it's true that during the last two years, the stock market's noise has been the loudest in history as volatility has reached record levels. But long-term investors must realize that, as greed turns to fear, much of the worry is already reflected in the lower level of stock prices.

- Remember that patience and consistency are valuable assets for the intelligent investor. Do not let transitory changes in stock prices alter your investment program. Focusing on the near-term bounces--even those as wild and wooly as the past two years--will only distract you from the reality that in-vestment returns have been positive in the long run. Stocks may be overvalued or undervalued for several years. In the past, patient and consistent investors have been rewarded. Our best advice: stay the course!

Portfolio performance

MMA Praxis Intermediate Income Fund

It's not surprising that investors have focused on equities in recent years. After all, who could have failed to note the rise of "new economy" stocks or the five years in the late '90s when the S&P 500 Index returned more than 20 percent annually?
--------
/8/The Lehman Brothers Credit Index tracks the returns of all publicly issued, fixed-rate, non-convertible, dollar-denominated, SEC-Registered, investment-grade corporate debt.
/9/Treasury bills are represented by the one-month Treasury-bill index. /10/Source: Ibbotson Associates, 2001. Stocks are represented by the Standard &
   Poor's 500 Stock Index.

However, last year when the S&P 500 fell for the first time since 1990, people received a painful reminder that a truly sound portfolio should contain bonds and other fixed- income investments as well as stocks. The first six months of 2001 has reinforced this position. Bonds and other fixed-income assets can an-chor your portfolio, which may lower your overall volatility and enable you to stay on a safer, steadier course. And while historically returns from bonds have been lower than stocks over longer periods of time, remember that high-quality corporate bonds (as represented by the Lehman Brothers Credit Index/8/) have experienced an average annual return of approximately 8.5 percent over the past 10 years. In the current market environment, these returns look quite at-tractive.

The MMA Praxis Intermediate Income Fund Class A Share (NAV) provided a total return of 3.45 percent while Class B Share (NAV) posted gains of 3.27 percent during the first half of 2001. These returns compare favorably with the passive benchmark established for these two share classes (Lehman Brothers Aggregate Bond Index/6/), which returned 3.62 percent over the same time period. Compared to its Morningstar/10/ peer group, this fund was very competitive with the av-erage intermediate term bond fund category, which delivered a total return of
3.34 percent. Please read the commentary from the portfolio managers for more detailed information about the fund's performance.

MMA Praxis Core Stock Fund

The Core Stock Fund (previously named the Growth Fund) Class A Share (NAV), re-turned -4.66 percent for the first six months of 2001 while the Class B Share
(NAV) generated a return of -4.99 percent. The fund continued its period of benchmark-beating performance, generating returns that outperformed the S&P 500 Index by nearly 2 percent. The S&P 500 ended June with a year-to-date return of -7.66 percent. According to Morningstar/11/, the Core Stock Fund performed in the top 13 percent (A Share) and top 15 percent (B Share) out of 1,195 large-cap blended style equity funds for the six-month period ending June 30, 2001. The portfolio managers' report will provide you with an in-depth analysis of those factors that contributed to the fund's continued strong relative perfor-mance.

MMA Praxis Value Index Fund

The newest addition to the MMA Praxis family of mutual funds is the Value Index Fund, which debuted on May 1. In the first two months of existence, the Value Index Fund provided a return of -2.30 percent (A Share) and -2.34 percent (B Share) to investors. In comparison, the benchmark for the Value Index Fund, the Standard & Poor's Barra Value Index/4/ was off -3.14 percent.

We are excited about the long-term prospects for this newest MMA Praxis Fund offering. According to Ibbotson Associates, value stocks have delivered a sub-stantial premium return over their growth stock counterparts over a long period of time. Additionally, we are coming off an extended period where growth stocks outperformed value. If history is a good predictor of the future (and there is no guarantee that it is), we may be poised for several years of value stocks delivering higher returns than growth securities.

You may want to review this newest fund option with your financial advisor to see if it is an appropriate fit in your asset allocation strategy.
--------
/10/Morningstar is an independent rating agency. The Morningstar category of Intermediate Term Bond Funds returned 3.34% for the six months ended 6/30/01.
/11/For the 12-month, three-year and five-year periods ended 6/30/01, the Core
    Stock Fund (Class B Share) ranked 15% out of 1,072 funds, 71% out of 766 funds and 82% out of 444 funds, respectively in the Morningstar Large-Cap Blend Equity Funds category. For the 12-month period ended 6/30/01, the Core Stock Fund (Class A Share) ranked 14% out of 1,072 funds. Class A Share was not ranked for the three- and five-year period.

MMA Praxis International Fund/12/

Shrugging off the implications of slowing world economic activity, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) In-dex/5/ was down a mere -1.04 percent (in U.S. dollars) for the quarter, a sig-nificant improvement from the first quarter's -13.7 percent drop. The MMA Praxis International Fund Class A Share (NAV) returned -18.28 percent for the first six months of 2001 and the Class B Share (NAV) a slightly lower -18.55 percent. This performance placed the fund in the 78th percentile (A Share) and 80th percentile (B Share) for the six-month period ending June 30, 2001, among foreign stock funds as tracked by Morningstar/13/.

Many investors are wondering whether it is time to "throw in the towel" and abandon international investing. Predicting the short-term direction of finan-cial markets is impossible. However, we retain our belief that international stocks are a sensible component of a diversified, long-term investment program. Many of my earlier comments articulated in the "Stay the Course" section of this report, are applicable to international investing at this point in time. Please read the commentary from the portfolio managers of the International Fund for an in-depth analysis of the fund's performance and an understanding of the current investment strategy.

Conclusion

It's anybody's guess whether we are through the worst part of the current slow-down. However, what we do know is that a significant economic slowdown has oc-curred, that recoveries have followed slowdowns in the past, and that the Federal Reserve has already taken aggressive action to stimulate growth into this slowdown. These are the things that should have investors focusing on the other side of the abyss.

We thank you for your continued trust and confidence in MMA Praxis. We pledge our commitment to continue to work hard to generate competitive risk-adjusted returns for you, our shareholder. Of course, we will continue to pursue all of our investment decisions with careful regard for the stewardship investing principles that remain at the heart of our mission.

Sincerely,

/s/ John L. Liechty, ChFC

John L. Liechty, ChFC
President, MMA Praxis Mutual Funds
--------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete perfor-mance history.
/12/International investing involves increased risk and volatility.
/13/For the 12-month and three-year periods ended 6/30/01, the International
   Fund (Class B Share) ranked 75% out of 737 funds and 76% out of 589 funds, respectively in the Morningstar Foreign Stock Funds category. Class B Share was not ranked for the five-year period. For the 12-month period ended 6/30/01, the International Fund (Class A Share) ranked 76% out of 589 funds. Class A Share was not ranked for the three- and five-year period.

       Stewardship
  Investing Update
Stewardship Investing Update

Going the extra mile

The often heard phrase of Christian discipleship, going that extra mile, has taken on new meaning these past six months as MMA Praxis' shareholder advocacy efforts reached new levels of involvement and effectiveness. These words also appropriately characterize the focus of our efforts to provide stewardship in-vesting services (internally and externally) that move beyond the ordinary and accepted, to distinguish MMA Praxis Mutual Funds and the products we provide.

Company evaluation and social research

The creation of MMA Praxis Value Index Fund provided a substantial challenge to our social research team by pushing our understanding of stewardship investing's inherent tensions of social and financial responsibility. We re-viewed more than 350 companies and approved 75 for MMA's social universe. These value-style companies have been little explored in the socially responsible in-vesting arena. Our unique commitment to a positive magnet screening system that seeks to evaluate the entirety of a company's social performance, relative to its industry peers, has proven critical in this endeavor. It is an ideal ap-proach to searching out those companies--in nearly all sectors--with a signifi-cant, demonstrable commitment to positively impacting the individuals, communi-ties, and environments around them.

A side benefit of our work with the Value Index Fund has been to bring MMA Praxis into direct relationship with quality companies where even the most mod-est improvements (in comparison to efforts at companies in supposedly cleaner sectors) can reap incredible benefits for people and communities. The outcome has been that MMA Praxis' active involvement has helped address and improve so-cially harmful behaviors rather than merely ignoring and avoiding them. (See Citigroup, below.)

Shareholder advocacy

The MMA Praxis Mutual Funds have just completed their most active shareholder meeting season to date. The engagement of corporations in support of positive social change is a fundamental part of stewardship investing and the wider so-cially responsible investing movement.

On April 19, we attended BP Amoco's annual meeting. What began as our commit-ment to support two shareholder resolutions (MMA Praxis' first such interna-tional involvement), focusing on the implementation of human rights and envi-ronmental standards for strategic investments and a request for a report on the liabilities of drilling in environmentally sensitive areas, turned into a dif-ferent set of issues. BP challenged the rights of shareholders of "American De-pository Receipts" (foreign stocks sold on U.S. stock exchanges) to file and support shareholder resolutions at this British-based company. We took our con-cerns on both social issues and the rights of shareholders to BP's annual meet-ing, where we found them echoed by many in the U.K. social investment and pen-sion fund industries.

In another matter, our efforts with AT&T on the topic of the mainstreaming of pornography in their digital cable system culminated in our attendance at the company's annual meeting. AT&T Chairman, C. Michael Armstrong, has also ex-tended an offer to hold a private discussion. Plans for this meeting are currently in process. The cam-paign has been an invaluable opportunity to raise MMA Praxis' visibility with current/potential investors and underscores our commitment to engaging our faith in the investment arena.

MMA Praxis was also represented at a meeting with May Company executives where they introduced their new system for monitoring and enforcing a set of social vendor standards at the 1,500 contract factories producing labeled merchandise for their stores. We feel this is an admirable effort that should be emulated by others, but encouraged them to seek out opportunities to partner with local nongovernmental organizations and human rights groups in each country or re-gion.

MMA Praxis has also been part of conversations with Citigroup regarding preda-tory lending practices at their recently purchased Associates First Capital subsidiary. Citigroup responded to pressure from concerned shareholders and ac-tivists by severing ties with more than 1,000 abusive local mortgage brokers and agreeing to end single-premium credit life insurance offerings. The addi-tional cost of this insurance often drives up monthly payments to the equiva-lent of 15 percent to 20 percent interest rates. Our involvement with Citigroup is an excellent example of how a commitment to corporate engagement can allow us to positively impact our world by ending abusive/damaging company practices, rather than just avoiding them.

A multi-year conversation on living wages for maquiladora factory workers with Johnson & Johnson will enter a new phase with the recent release of a study, sponsored by the Interfaith Center on Corporate Responsibility, detailing a widening gap between wages paid in 15 Mexican cities and the actual costs of living in those cities. Another dialogue with the company is expected later this year.

Community development investing

Significant energy has been invested in the establishment and growth of MMA Community Development Investments, Inc. (MMA CDI). Our choice to establish MMA CDI as a separate, not-for-profit community investment organization promises significant benefits for MMA and our clients/investors. This fall, the Social Investment Forum will announce its first honor roll in support of their "1 Per-cent for Community" campaign. The goal of the campaign is to encourage all in-vestors to devote at least 1 percent of their assets to investments that di-rectly benefit disadvantaged communities. The MMA Praxis Mutual Funds plan to join only a handful of other SRI funds in helping launch this campaign with our own 1 percent commitment. We are in the final stages of securing SEC approval to make MMA Praxis community investments through MMA Community Development In-vestments. MMA CDI's investment structure will allow MMA Praxis to streamline the investment process and to benefit from risk-sharing and security enhance-ment features offered through MMA CDI's investment pools. We anticipate a first placement of nearly $3.5 million from MMA Praxis into financially-sound, so-cially-productive, community development organizations around the world. While these holdings may pose a negligible impact on rates of return for the MMA Praxis Mutual Funds themselves, such investments carry an untold wealth of ben-efits and opportunities for the poorest individuals and communities on our planet.

Mark A. Regier
MMA SRI Research and Advocacy Coordinator
Manager, MMA Community Development Investments

        MMA Praxis
      Intermediate
       Income Fund
MMA Praxis Intermediate Income Fund
Semi-annual report to shareholders
Portfolio managers' letter

The second quarter showed some excellent returns and a few surprising perfor-mances in our holdings. In most cases, returns were better than anticipated, given the market's performance in 2001.

The MMA Praxis Intermediate Income Fund had a return of 3.45 percent for Class A Share (NAV) and a return of 3.27 percent for Class B Share (NAV) for the first half of 2001./1/ These were excellent results. The Lehman Brothers Aggre-gate Bond Index/2/ return for the first half was 3.62 percent. Our Morning-star/3/ rank put us in the 37th percentile for Class B Share and also the 37th percentile for Class A Share for the six-month period ending June 30, 2001. Both rankings are very strong results.

During this quarter Masco (2.62% of the portfolio as of 6/30/01)/4/, a maker of single-handle water faucets and Merillat cabinets, did especially well. As it became clear that home building was not going to collapse as in some past slow-downs, the yield on the bonds fell sharply, leading to much better prices for our holdings.

In general, corporate bonds and mortgage-backed securities did well in the quarter. Since approximately 70 percent of our portfolio is invested in these two groups, our returns benefited.

During the first half of the quarter, we increased our holdings of mortgage-backed securities to nearly 24 percent of the portfolio. We expect to add more over time. This is partly to reflect the fact that mortgage-backed securities now make up 35 percent of the Lehman Brothers Aggregate Bond Index. We believe that mortgages are one of the more attractive sectors to invest in from a yield standpoint, plus these are a positive area of social concern.

Outlook

We believe that the Fed is close to being done with its easing policy and, as a result, longer-term interest rates do not have much room to fall further. Along with our belief that the economy will bottom out in the second half of the year we believe that mortgages and corporate bonds, which are the highest yielding sectors, will also perform the best. We expect to continue moving in the same direction as we did in the first half of the year. We also continue to believe that bond yields, while lower than last year, are still an attractive invest-ment for the conservative portion of a portfolio. We do not expect interest rates to move sharply higher in the second half since we expect the recovery to be fairly slow and modest.

Delmar King
Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Managers

--------
/1/Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge of Class A Share or the contingent deferred sales charge of Class B Share.
/2/The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Stan-dard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity.
/3/For the 12-month, three-year and five-year periods ended 6/30/01, the Inter-mediate Income Fund (Class B Share) ranked 82% out of 554 funds, 81% out of 483 funds and 87% out of 351 funds, respectively in the Morningstar Interme-diate-Term Bond Funds category. For the 12-month period ended 6/30/01, the Intermediate Income Fund (Class A Share) ranked 74% out of 554 funds. Class A Share was not ranked for the three- and five-year period.
/4/The portfolio holdings are subject to change.

       Performance
            review
MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 6/30/01


                                    [CHART]

                                                     Since
               1 Year       3 Year      5 Year     Inception

Class A         9.31          4.46       5.79        5.21
Class B         8.84          4.18       5.63        5.09


                Inception                                                              Since
                Date                1 Year           3 Year           5 Year           Inception
                ---------           ------           ------           ------           ---------
Class A          5/12/99            9.31%            4.46%            5.79%            5.21%
Class A*         5/12/99            5.16%            3.15%            4.98%            4.67%
Class B          1/4/94             8.84%            4.18%            5.63%            5.09%
Class B**        1/4/94             4.84%            3.59%            5.47%            5.09%

Growth of $10,000 investment 1/4/94 to 6/30/01


                                    [CHART]

                               Lehman Brothers         Lipper Intermediate
         Class A   Class B   Aggregate Bond Index   Investment Grade Bond Fund
         -------   -------   --------------------   --------------------------
1/4/94    9,625     10,000            10,000                   10,000
Jun-94    9,198      9,557             9,613                    9,609
Dec-94    9,231      9,591             9,708                    9,679
Jun-95   10,281     10,682            10,819                   10,677
Dec-95   10,844     11,267            11,502                   11,336
Jun-96   10,618     11,032            11,361                   11,183
Dec-96   11,084     11,517            11,918                   11,725
Jun-97   11,326     11,768            12,288                   12,070
Dec-97   11,928     12,393            13,072                   12,755
Jun-98   12,345     12,827            13,584                   13,238
Dec-98   12,797     13,297            14,206                   13,759
Jun-99   12,581     13,061            14,009                   13,565
Dec-99   12,591     13,044            14,088                   13,625
Jun-00   12,873     13,327            14,648                   14,074
Dec-00   13,602     14,046            15,726                   15,067
6/1/01   14,071     14,505            16,292                   15,608


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 6/30/01, and represents the reinvestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum front-end sales charge of 3.75%
**  Reflects applicable contingent deferred sales charge of 4.00%
Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.
/1/The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Stan-dard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one year to maturity.
/2/The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
The above indices are for illustrative purposes only and do not reflect the de-duction of expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, al-though they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2001
(Unaudited)

       Schedule of
         portfolio
       investments

                                                         PRINCIPAL
                                                         AMOUNT     VALUE

-------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%

  Fannie Mae, Series 1996-M6, Class G,
   7.75%, 9/17/23, ACES................................  $  261,876 $   259,912
  Fannie Mae, Series 1997-M4, Class C,
   7.30%, 8/17/18, ACES................................     550,000     564,781
  Freddie Mac, Series T-11, Class A4, 6.50%, 3/25/11...     500,000     501,646
  Small Business Investment Corp., Series 1995-P10C,
   Class 1, 7.35%, 8/1/05..............................     172,670     182,969
  Vendee Mortgage Trust, Series 1993-2, Class I,
   6.75%, 3/15/06......................................     500,000     510,835
                                                                    -----------

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............               2,020,143
                                                                    -----------

CORPORATE BONDS: 48.5%

AGRICULTURAL SERVICES: 0.4%
  Cargill Inc., 7.50%, 9/1/26 (b)......................     250,000     248,438
                                                                    -----------

BROADCASTING/CABLE: 0.9%
  CSC Holdings, Inc., 8.13%, 7/15/09...................     500,000     496,250
                                                                    -----------

BROKERAGE SERVICES: 2.3%
  Goldman Sachs Group, 6.65%, 5/15/09..................   1,000,000     993,749
  Legg Mason, Inc., 6.75%, 7/2/08......................     350,000     349,059
                                                                    -----------
                                                                      1,342,808
                                                                    -----------

COMPUTER SERVICES: 1.3%
  Unisys Corp., 8.125%, 6/1/06.........................     750,000     729,375
                                                                    -----------

CONSUMER GOODS & SERVICES: 0.9%
  VF Corp., 8.10%, 10/1/05.............................     500,000     528,750
                                                                    -----------

DATA PROCESSING & REPRODUCTION: 1.6%
  First Data Corp., 5.80%, 12/15/08....................   1,000,000     946,250
                                                                    -----------

ELECTRIC--INTEGRATED: 1.7%
  Niagara Mohawk Power,
   8.50%, 7/1/23, Callable 7/1/02 @ 103.89.............     250,000     255,313
  Sierra Pacific Resources, 8.75%, 5/15/05.............     700,000     716,625
                                                                    -----------
                                                                        971,938
                                                                    -----------

ENTERTAINMENT: 0.9%
  Harman International Ind., 7.32%, 7/1/07.............     500,000     495,000
                                                                    -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                         PRINCIPAL
                                                         AMOUNT     VALUE

-------------------------------------------------------------------------------

CORPORATE BONDS, continued

FINANCIAL SERVICES: 7.3%
  American Express Master Trust, Series 1994-3, Class
   A, 7.85%, 8/15/05...................................  $  250,000 $   267,378
  Capital One Master Trust, 5.43%, 1/15/07.............     500,000     504,860
  Discover Card Master Trust, 6.85%, 7/17/07...........     500,000     520,231
  Discover Card Master Trust I, Series 2001-5, Class A,
   5.30%, 11/15/06.....................................   1,000,000     998,954
  Equifax, Inc., 6.90%, 7/1/28.........................     500,000     435,000
  Export Funding Trust, Series 1994-A, Class A,
   7.89%, 2/15/05......................................     100,000     105,199
  Ford Motor Credit Corp., 6.75%, 5/15/05..............     700,000     709,625
  Osprey Trust, 8.31%, 1/15/03 (b).....................     500,000     514,375
  Osprey Trust, 7.80%, 1/15/03 (b).....................     200,000     204,250
                                                                    -----------
                                                                      4,259,872
                                                                    -----------

FOOD DISTRIBUTORS & WHOLESALERS: 1.3%
  Hormel Foods Corp., 6.63%, 6/1/11 (b)................     500,000     495,000
  SUPERVALU, Inc., 7.80%, 11/15/02.....................     260,000     260,650
                                                                    -----------
                                                                        755,650
                                                                    -----------

FOOD STORES: 0.5%
  Shoppers Food, 9.75%, 6/15/04........................     250,000     260,313
                                                                    -----------

FOREST PRODUCTS--LUMBER & PAPER: 1.6%
  Weyerhaeuser Co., 6.95%, 8/1/17......................   1,000,000     936,250
                                                                    -----------

HOME DECORATION PRODUCTS: 0.9%
  Leggett & Platt, Inc., 7.65%, 2/15/05................     500,000     525,000
                                                                    -----------

INDUSTRIAL GOODS & SERVICES: 2.6%
  Masco Corp., 6.13%, 9/15/03..........................     500,000     503,750
  Masco Corp., 7.75%, 8/1/29...........................   1,000,000     983,749
                                                                    -----------
                                                                      1,487,499
                                                                    -----------

INSURANCE: 2.3%
  Allstate Corp., 6.75%, 6/15/03.......................     250,000     257,813
  Harleysville Group, Inc., 6.75%, 11/15/03............     500,000     511,875
  Protective Life Corp., 7.95%, 7/1/04.................     500,000     527,500
                                                                    -----------
                                                                      1,297,188
                                                                    -----------

MEDICAL EQUIPMENT & SUPPLIES: 1.2%
  Beckman Instruments, Inc., 7.05%, 6/1/26.............     250,000     252,188
  Hillenbrand Industries, 7.00%, 2/15/24...............     500,000     435,625
                                                                    -----------
                                                                        687,813
                                                                    -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                            PRINCIPAL
                            AMOUNT     VALUE

------------------------------------------------------

CORPORATE BONDS, continued

NATURAL GAS PRODUCTION AND/OR
 DISTRIBUTION: 1.8%
  Keyspan Gas East, 7.79%,
   2/1/10.................  $  500,000 $   534,375
  Limestone Electron
   Trust,
   8.63%, 3/15/03 (b).....     500,000     519,375
                                       -----------
                                         1,053,750
                                       -----------

OIL & GAS EXPLORATION, PRODUCTION &
 SERVICES: 1.3%
  Anadarko Finance Co.,
   7.50%, 5/1/31..........     500,000     506,875
  Louisiana Land &
   Exploration Co.,
   8.25%, 6/15/02.........     250,000     258,125
                                       -----------
                                           765,000
                                       -----------
OIL & GAS TRANSMISSION:
 0.9%
  Sonat, Inc., 7.63%,
   7/15/11................     500,000     507,500
                                       -----------

PAPER PRODUCTS: 0.9%
  Westvaco Corp., 6.85%,
   11/15/04...............     500,000     504,375
                                       -----------

PHARMACEUTICALS: 0.8%
  Watson Pharmaceuticals,
   7.13%, 5/15/08.........     500,000     475,625
                                       -----------

RETAIL--DEPARTMENT STORES:
 3.7%
  Federated Department
   Stores,
   8.50%, 6/15/03.........     500,000     527,500
  Kohl's Corp., 6.70%,
   2/1/06.................     250,000     255,938
  Kohl's Corp., 7.25%,
   6/1/29.................     750,000     739,709
  May Department Stores,
   8.75%, 5/15/29.........     500,000     585,625
                                       -----------
                                         2,108,772
                                       -----------

RETAIL--DISCOUNT: 0.4%
  Dollar General Corp.,
   8.63%, 6/15/10.........     250,000     249,375
                                       -----------
SOFTWARE & COMPUTER
 SERVICES: 0.9%
  Sun Microsystems, Inc.,
   7.00%, 8/15/02.........     500,000     506,875
                                       -----------

TELECOM SERVICES: 1.3%
  AT&T Canada, Inc.,
   7.65%, 9/15/06.........     750,000     741,563
                                       -----------

TELEPHONE--INTEGRATED:
 1.8%
  LCI International, Inc.,
   7.25%, 6/15/07.........     500,000     513,750
  WorldCom, Inc., 7.13%,
   6/15/27................     500,000     509,375
                                       -----------
                                         1,023,125
                                       -----------



MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          PRINCIPAL
                                                          AMOUNT     VALUE

--------------------------------------------------------------------------------

CORPORATE BONDS, continued

TRANSPORTATION SERVICES: 5.2%
  Federal Express, 9.88%, 4/1/02........................  $  700,000 $   725,374
  Federal Express, 10.13%, 7/15/03......................     400,000     435,000
  GATX Corp., 8.63%, 12/1/04............................     250,000     255,938
  Golden State Petroleum, 8.04%, 2/1/19.................     500,000     470,000
  Union Tank Car Co., 6.00%, 3/15/02....................     500,000     506,250
  Union Tank Car Co., 7.13%, 2/1/07.....................     600,000     613,500
                                                                     -----------
                                                                       3,006,062
                                                                     -----------

UTILITIES--ELECTRIC: 0.9%
  Cincinnati Gas & Electric, 6.35%, 6/15/03.............     500,000     501,875
                                                                     -----------

UTILITIES--NATURAL GAS: 0.9%
  Michigan Consolidated Gas Co., 8.25%, 5/1/14..........     500,000     541,250
                                                                     -----------

TOTAL CORPORATE BONDS...................................              27,953,541
                                                                     -----------

MEDIUM TERM NOTES: 1.8%

ELECTRIC--INTEGRATED: 1.0%
  Puget Sound Energy, Inc., 6.74%, 6/15/18..............     600,000     540,000
                                                                     -----------

UTILITIES--ELECTRIC: 0.4%
  Kentucky Power Co., 6.65%, 5/1/03.....................     250,000     250,625
                                                                     -----------

UTILITIES--NATURAL GAS: 0.4%
  UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........     250,000     254,375
                                                                     -----------

TOTAL MEDIUM TERM NOTES.................................               1,045,000
                                                                     -----------

U.S. GOVERNMENT AGENCIES: 44.9%

FANNIE MAE: 20.6%
  5.13%, 2/13/04........................................     500,000     502,365
  6.50%, 8/15/04........................................     500,000     519,930
  5.50%, 2/15/06........................................   1,250,000   1,248,438
  7.38%, 9/1/06.........................................     450,000     471,114
  6.63%, 10/15/07.......................................   1,300,000   1,358,500
  6.24%, 4/1/08.........................................     964,543     969,609
  7.25%, 1/15/10........................................   2,000,000   2,148,079
  6.63%, 15/11/10.......................................     500,000     517,500
  7.45%, 10/1/11........................................     478,890     508,116
  6.50%, 6/1/15.........................................     938,028     944,313
  6.50%, 3/1/18.........................................     297,305     295,753
  6.50%, 5/1/18.........................................     695,408     691,778
  6.50%, 6/1/18.........................................     561,108     556,547

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          PRINCIPAL
                                                          AMOUNT     VALUE

--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES, continued

FANNIE MAE, continued
  7.00%, 11/1/19........................................  $  427,363 $   431,953
  7.13%, 1/15/30........................................     411,000     439,343
  7.25%, 5/15/30........................................     250,000     271,250
                                                                     -----------
                                                                      11,874,588
                                                                     -----------

FEDERAL HOME LOAN BANK: 5.9%
  3.83%, 7/11/01........................................     400,000     399,500
  5.13%, 1/13/03........................................     250,000     252,500
  6.38%, 11/14/03.......................................     250,000     258,198
  4.88%, 5/14/04........................................     250,000     248,750
  6.25%, 8/13/04........................................     250,000     258,125
  6.50%, 11/15/05.......................................     500,000     519,375
  6.63%, 11/15/10.......................................   1,400,000   1,447,250
                                                                     -----------
                                                                       3,383,698
                                                                     -----------

FREDDIE MAC: 8.8%
  6.88%, 1/15/05........................................   2,500,000   2,627,424
  7.00%, 11/1/07........................................     232,467     239,200
  6.00%, 1/1/14.........................................     478,634     475,643
  6.50%, 11/1/15........................................     309,795     309,498
  6.50%, 2/1/31.........................................     972,433     958,401
  6.75%, 3/15/31........................................     425,000     436,156
                                                                     -----------
                                                                       5,046,322
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOC.: 9.5%
  6.88%, 9/15/08........................................     382,843     388,161
  7.50%, 2/15/23........................................     284,407     295,417
  7.50%, 2/20/30........................................     749,233     766,106
  7.00%, 12/20/30.......................................   1,127,800   1,134,331
  6.50%, 4/20/31........................................     996,095     981,767
  6.50%, 5/15/34........................................     492,116     486,796
  6.93%, 9/15/39........................................     435,053     439,221
  6.85%, 10/15/39.......................................     496,823     498,587
  6.90%, 4/15/40........................................     498,076     500,093
                                                                     -----------
                                                                       5,490,479
                                                                     -----------

SMALL BUSINESS ADMINISTRATION: 0.1%
  7.25%, 9/25/18........................................      60,518      60,532
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES..........................              25,855,619
                                                                     -----------

TOTAL INVESTMENTS (Cost $56,329,738) (a)--98.7%.........              56,874,303
  Other assets in excess of liabilities--1.3%...........                 759,961
                                                                     -----------

NET ASSETS--100.0%......................................             $57,634,264
                                                                     ===========

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)
--------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................... $ 985,545
   Unrealized depreciation...........................................  (440,980)
                                                                      ---------
   Net unrealized appreciation....................................... $ 544,565
                                                                      =========

(b)  144A security which is restricted as to resale to institutional investors.

ACES--Automatic Common Exchange Securities

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
June 30, 2001
(Unaudited)

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $56,329,738)..........................  $56,874,303
Cash..............................................................      111,204
Interest receivable...............................................      868,954
Receivable for investments sold...................................      388,948
Receivable from investment advisor................................        2,207
Prepaid expenses and other assets.................................       23,803
                                                                    -----------
  Total Assets: ..................................................   58,269,419
                                                                    -----------
LIABILITIES:
Distributions payable to shareholders.............................      248,321
Payable for investments purchased.................................      349,059
Distribution fees.................................................       21,981
Shareholder servicing fees........................................        2,389
Other.............................................................       13,405
                                                                    -----------
  Total Liabilities: .............................................      635,155
                                                                    -----------
NET ASSETS:
Capital stock, at par value.......................................       59,628
Additional paid-in-capital........................................   58,767,313
Accumulated net investment income.................................       18,053
Accumulated net realized losses from investment transactions......   (1,755,295)
Unrealized appreciation from investments..........................      544,565
                                                                    -----------
  Total Net Assets................................................  $57,634,264
                                                                    ===========
Net Assets
 Class A..........................................................  $23,041,264
 Class B..........................................................   34,593,000
                                                                    -----------
  Total...........................................................  $57,634,264
                                                                    ===========
Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A..........................................................    2,383,729
 Class B..........................................................    3,579,080
                                                                    -----------
  Total...........................................................    5,962,809
                                                                    ===========
Net asset value
 Class A--redemption price per share..............................  $      9.67
                                                                    ===========
    Maximum Sales Charge--Class A.................................         3.75%
                                                                    ===========
    Maximum Offering Price (100%/(100%--Maximum Sales Charge)) of
     net asset value adjusted to nearest cent per share--Class A..  $     10.05
                                                                    ===========
 Class B--offering price per share*...............................  $      9.67
                                                                    ===========

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of operations
For the six months ended June 30, 2001
(Unaudited)
      Statement of
        operations

INVESTMENT INCOME:
Interest...........................................................  $1,887,846
                                                                     ----------

  Total Income.....................................................   1,887,846
                                                                     ----------

EXPENSES:
Investment advisory fees...........................................     139,072
Administration fees................................................      41,722
Distribution fees--Class A.........................................      27,583
Distribution fees--Class B.........................................     125,859
Shareholder servicing fees--Class A................................      27,583
Shareholder servicing fees--Class B................................      41,953
Custodian fees.....................................................       3,258
Accounting fees....................................................      22,443
Trustees' fees and expenses........................................       4,058
Transfer agent fees................................................      76,462
Other expenses.....................................................      27,034
                                                                     ----------

  Total expenses before reductions/reimbursements..................     537,027
 Expenses reimbursed by Investment Advisor.........................    (158,263)
 Expenses reduced by Distributor...................................     (80,801)
                                                                     ----------

  Total Expenses...................................................     297,963
                                                                     ----------

Net investment income..............................................   1,589,883
                                                                     ----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions...................    (132,841)
Change in unrealized appreciation/depreciation from investments ...     353,982
                                                                     ----------

Net realized/unrealized gains on investments.......................     221,141
                                                                     ----------

Change in net assets resulting from operations.....................  $1,811,024
                                                                     ==========

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                      Six months
                                                      Ended        Year Ended
                                                      June 30,     December 31,
                                                      2001         2000
-------------------------------------------------------------------------------
                                                      (Unaudited)
From Investment Activities:

Operations:

Net investment income................................ $ 1,589,883  $ 3,014,398
Net realized losses from investment transactions.....    (132,841)  (1,510,613)
Change in unrealized appreciation/depreciation from
 investments ........................................     353,982    2,396,176
                                                      -----------  -----------
Change in net assets resulting from operations.......   1,811,024    3,899,961
                                                      -----------  -----------

Distributions to Shareholders:

Class A
 From net investment income..........................    (646,333)  (1,170,263)

Class B
 From net investment income..........................    (915,604)  (1,858,793)

Change in net assets from distributions to
 shareholders........................................  (1,561,937)  (3,029,056)
                                                      -----------  -----------
Change in net assets from capital transactions.......   4,763,856      969,743
                                                      -----------  -----------
Change in net assets.................................   5,012,943    1,840,648
                                                      -----------  -----------

Net Assets:
 Beginning of period.................................  52,621,321   50,780,673
                                                      -----------  -----------
 End of period....................................... $57,634,264  $52,621,321
                                                      ===========  ===========


See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights
         Financial
        highlights
For a share outstanding throughout the period indicated

                                             Class A Shares
                         -------------------------------------------------------
                         Six Months Ended Year Ended        May 12, 1999 to
                         June 30, 2001    December 31, 2000 December 31, 1999(a)
--------------------------------------------------------------------------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....     $  9.62           $  9.46            $  9.88
                             -------           -------            -------

Investment Activities
 Net investment income..        0.28              0.58               0.33
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........        0.05              0.16              (0.37)
                             -------           -------            -------

Total from Investment
 Activities.............        0.33              0.74              (0.04)
                             -------           -------            -------

Distributions
 Net investment income..       (0.28)            (0.58)             (0.37)
 Net realized gains.....          --                --              (0.01)
                             -------           -------            -------
Total Distributions.....       (0.28)            (0.58)             (0.38)
                             -------           -------            -------
Change in net asset
 value per share........        0.05              0.16              (0.42)
                             -------           -------            -------

Net Asset Value, End of
 Period.................     $  9.67           $  9.62            $  9.46
                             =======           =======            =======


Total Return (excludes
 sales charge)..........        3.45%(b)          8.03%             (0.45%)(b)

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........     $23,041           $20,410            $17,670
 Ratio of expenses to
  average net assets....        0.85%(c)          0.85%              0.85%(c)
 Ratio of net investment
  income to average net
  assets................        5.92%(c)          6.15%              5.81%(c)
 Ratio of expenses to
  average net assets*...        1.63%(c)          1.66%              1.66%(c)
 Portfolio turnover
  (d)...................       22.73%            49.66%             37.78%

--------
* During the period, certain expenses were contractually reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued
For a share outstanding throughout the period indicated

                                           Intermediate Income Fund--Class B Shares
                         ------------------------------------------------------------------------------
                         Six Months
                         Ended         Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         June 30,      December 31, December 31, December 31, December 31, December 31,
                         2001          2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  9.61       $  9.46      $ 10.17      $ 10.01      $  9.84      $ 10.17
                           -------       -------      -------      -------      -------      -------
Investment Activities:
 Net investment income..      0.27          0.55         0.54         0.54         0.55         0.54
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      0.05          0.15        (0.73)        0.17         0.17        (0.33)
                           -------       -------      -------      -------      -------      -------
Total from Investment
 Activities.............      0.32          0.70        (0.19)        0.71         0.72         0.21
                           -------       -------      -------      -------      -------      -------
Distributions
 Net investment income..     (0.26)        (0.55)       (0.51)       (0.54)       (0.55)       (0.54)
 Net realized gains.....        --            --        (0.01)       (0.01)          --           --
                           -------       -------      -------      -------      -------      -------
Total Distributions.....     (0.26)        (0.55)       (0.52)       (0.55)       (0.55)       (0.54)
                           -------       -------      -------      -------      -------      -------
Change in net asset
 value per share........      0.06          0.15        (0.71)        0.16         0.17        (0.33)
                           -------       -------      -------      -------      -------      -------
Net Asset Value, End of
 Period.................   $  9.67       $  9.61      $  9.46      $ 10.17      $ 10.01      $  9.84
                           =======       =======      =======      =======      =======      =======
Total Return (excludes
 redemption charge).....      3.27%(a)      7.68%       (1.90%)       7.29%        7.60%        2.22%
Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........   $34,593       $33,212      $33,111      $42,388      $33,339      $27,568
 Ratio of expenses to
  average net assets....      1.20%(b)      1.20%        1.16%        1.10%        1.10%        1.10%
 Ratio of net investment
  income to average net
  assets................      5.58%(b)      5.79%        5.35%        5.37%        5.65%        5.50%
 Ratio of expenses to
  average net assets*...      2.13%(b)      2.16%        2.17%        2.37%        2.62%        2.52%
 Portfolio turnover
  (c)...................     22.73%        49.66%       37.78%       33.89%       60.05%       30.25%

--------
* During the period, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

   MMA Praxis Core
        Stock Fund
MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers' letter

U.S. stock markets continued their losing ways through the first half of the year, though the second quarter was clearly more encouraging than the first. The Core Stock Fund (previously named the Growth Fund) has weathered the down-turn reasonably well, but was not able to avoid negative returns during the first six months of 2001.

The first half of the year was punctuated by sharp technology-led rallies dur-ing January and April, each of which were followed by sell-offs that resulted in a downward trending market for the period. It appears that two opposing forces are contributing to investors' ambivalence about stocks. On the one hand, they believe that aggressive Federal Reserve policy leading to lower short-term interest rates should eventually begin to stimulate the economy and push stock prices higher. On the other hand, companies in many diverse sectors continue to deliver lackluster earnings results and project equally discourag-ing profit outlooks for the near future. These conflicting stories continue to perplex investors who have been looking for a trend, one way or the other.

Portfolio overview

While sector selection was a key contributor to the fund's outperformance in 2000, it was less significant for the most recent period. In fact, our economic sector weightings were practically neutral to performance, while average capi-talization size and valuation were the largest contributors to relative perfor-mance this year. In other words, smaller and more value-oriented stocks per-formed the best. By contrast, individual stock selection was actually a detri-ment to performance. We will examine these stock-specific effects in the para-graphs that follow.

As we reported over the past 18 months, we have deliberately positioned the fund with an underexposure to technology stocks, which we believed to be too expensive relative to expected profits. This position continues to benefit the fund as many technology stocks fell further during the period. Valuations for some stocks in the sector are beginning to appear more reasonable, but many are still priced for a perfect recovery, which we think is unlikely.

In our last report, we discussed our overexposure to energy stocks, especially drillers, exploration, and production companies, which contributed to strong relative performance in 2000. The first half of this year marked a downward re-versal in natural gas and oil prices and, consequently, energy stocks, causing this sector position to hurt performance.

Stock specific/1/

Among the more encouraging holdings in the fund during the period was Lowe's (1.54% of the portfolio as of 6/30/01). For the year, the stock is up more than 60 percent, and late in June we began trimming our position to lock in profits and reduce the fund's exposure to a sector we do not expect to keep booming. The housing market has remained strong despite the slower economy, but we believe the company's pros-pects are not strong enough to justify the stock's overvalued price.

Broadwing (1.73%), the former Cincinnati Bell, also performed well during the first half of the year, but much of this was merely a recovery from depressed valuations that were also afforded many of its brethren in the telecommunica-tions space earlier in the year. Despite the rally, we believe Broadwing is reasonably priced and will stand out as a leader among telecommunications com-panies in the future, mainly due to innovative and energetic management.

The fund also benefited from holding Microsoft (3.24%) during the quarter. In-vestors are generally encouraged by its stable of products and by legal rulings that appear to have reduced the probability of the company being split up. How-ever, the company's legal troubles are long from over despite recent pronounce-ments by Mr. Gates.

Both St. Jude Medical (0.96%) and Biomet (1.65%) have generated strong returns for the fund over the past few years, and we began reducing those positions in favor of a new name: Medtronic (2.15%). The much larger Medtronic is also a medical products company who has recently become more attractive on valuation compared to the two other companies.

A few companies and sectors also detracted from performance during the quarter. At the top of the list of disappointments is Tellabs (0.89%). Tellabs manufac-tures and sells telecommunications gear used by wireline and wireless communi-cations sectors. While we were not surprised that its business was slowing, the magnitude of its shortfall was surprising. We had maintained a position in the company despite the oft-cited slowdown in telecommunications capital spending because the stock had never reached the dizzying heights many others in the sector did. We believed the valuation it carried was reasonable. Consequently, the stock's fall prompted us to add modestly to the position in anticipation that the company will weather the storm better than its competitors.

Other individual stocks across many different sectors fell as the economic en-vironment tested their ability to generate profit growth in the face of slowing sales.

Finally, energy-related stocks like Anadarko (1.82%) and Ensco (0.69%), the darlings of just a few quarters ago, pulled back during the period in the face of falling oil and natural gas prices. The combination of seasonal and cyclical slackening of demand conspired to drive down many stocks. However, we continue to believe that over the next few years energy stocks, especially those related to U.S. natural gas markets, will outperform due to the short supply of power-generating capacity.

Outlook

We expect prudent individual stock selection, rather than large sector moves, to remain an important determinant of performance for the rest of the year. Specifically, we do not anticipate that the large sector moves of the past few years in the technology, energy, and utilities sectors are likely to be repeat-ed.

As second quarter earnings announcements begin, company representatives in-creasingly describe poor market conditions, slow sales, and significant lay-offs. We believe that companies will continue to face these same challenges in the near future, though eventually we expect lower interest rates to spur the economy, even if only at a slow rate.

We expect capital spending to remain weak for the remainder of the year and personal income and spending trends to soften. As companies struggle to operate in this slower growth environment, we continue to expect returns from stocks to be modest for the year.

Chad M. Horning, CFA
John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Managers
--------
/1/The portfolio holdings are subject to change.

       Performance
            review
MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/01


                                    [CHART]

                                                       Since
                   1 Year        3 Year    5 Year    Inception

Class  A           -7.35          2.41      10.09      11.56
Class  B           -7.95          1.92       9.77      11.35


               Inception                                                       Since
               Date              1 Year          3 Year         5 Year         Inception
               ---------         -------         ------         ------         ---------
Class A         5/12/99          - 7.35%         2.41%          10.09%         11.56%
Class A*        5/12/99          -12.20%         0.59%           8.91%         10.76%
Class B         1/4/94           - 7.95%         1.92%           9.77%         11.35%
Class B**       1/4/94           -11.54%         1.39%           9.63%         11.35%

Growth of $10,000 investment 1/4/94 to 6/30/01


                                    [CHART]

              S&P 500          Domini          B Shares       A Shares
              -------          ------          --------       --------
Jan-94         10,000          10,000            10,000         9,479
Jun-94          9,658           9,612             9,682         9,177
Dec-94         10,131          10,018            10,027         9,504
Jun-95         12,172          12,141            11,969        11,345
Dec-95         13,923          13,845            13,368        12,671
Jun-96         15,342          15,237            14,026        13,294
Dec-96         17,135          17,126            15,491        14,683
Jun-97         20,659          20,865            17,995        17,057
Dec-97         22,852          23,678            20,005        18,962
Jun-98         26,901          28,160            21,112        20,011
Dec-98         29,384          31,859            21,197        20,092
Jun-99         33,020          35,791            24,607        23,351
Dec-99         35,564          39,667            23,775        22,643
Jun-00         35,413          38,731            24,284        23,201
Dec-00         32,329          33,963            23,528        22,546
6/1/01         30,163          31,490            22,353        21,495


This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 6/30/01, and represents the rein-vestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum front-end sales charge of 5.25%
**  Reflects applicable contingent deferred sales charge of 4.00%
Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.
/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally repre-
   sentative of the stock market as a whole.
/2/The Domini 400 Social Index is an index generally representative of the so-
   cially responsible investment market.
The above indices are for illustrative purposes only and do not reflect the de-duction of expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, al-though they can invest in its underlying securities.

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2001
(Unaudited)

       Schedule of
         portfolio
       investments

                                                          SHARES    VALUE

--------------------------------------------------------------------------------

COMMON STOCKS: 93.0%

AUTOMOTIVE PARTS: 1.5%
  Wabash National Corp. ................................    210,000 $  2,541,000
                                                                    ------------

BANKS: 6.9%
  Bank of America Corp. ................................     45,000    2,701,350
  Bank One Corp. .......................................     63,000    2,255,400
  Fifth Third Bancorp...................................     45,000    2,702,250
  Wells Fargo Co. ......................................     88,000    4,085,840
                                                                    ------------
                                                                      11,744,840
                                                                    ------------
BEVERAGES: 2.9%
  PepsiCo, Inc. ........................................    113,000    4,994,600
                                                                    ------------

BUILDING MATERIALS: 1.2%
  Fastenal Co. .........................................     34,000    2,107,320
                                                                    ------------

CHEMICALS--GENERAL: 1.4%
  Air Products & Chemicals, Inc. .......................     51,000    2,333,250
                                                                    ------------

COMPUTERS & PERIPHERALS: 5.8%
  Cisco Systems, Inc. *.................................    106,000    1,929,200
  Dell Computer Corp. *.................................     51,000    1,333,650
  Hewlett-Packard Co. ..................................     96,000    2,745,600
  Intel Corp. ..........................................    110,000    3,217,500
  Sun Microsystems, Inc. ...............................     45,000      707,400
                                                                    ------------
                                                                       9,933,350
                                                                    ------------

COMPUTERS--MEMORY DEVICES: 0.6%
  EMC Corp. *...........................................     33,000      958,650
                                                                    ------------

CONSUMER GOODS & SERVICES: 1.8%
  Procter & Gamble Co. .................................     47,000    2,998,600
                                                                    ------------

COSMETICS & TOILETRIES: 2.4%
  Gillette Co. .........................................     55,000    1,594,450
  Kimberly Clark Corp. .................................     45,000    2,515,500
                                                                    ------------
                                                                       4,109,950
                                                                    ------------

DIVERSIFIED: 0.9%
  Minnesota Mining & Manufacturing Co. .................     14,000    1,597,400
                                                                    ------------

ELECTRONIC & ELECTRICAL--GENERAL: 5.1%
  Altera Corp. *........................................     36,000    1,044,000
  Emerson Electric Co. .................................     54,000    3,267,000
  Jabil Circuit, Inc. *.................................     38,000    1,172,680
  Texas Instruments, Inc. ..............................     46,000    1,449,000
  Thomas & Betts Corp. .................................     80,000    1,765,600
                                                                    ------------
                                                                       8,698,280
                                                                    ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES    VALUE

--------------------------------------------------------------------------------

COMMON STOCK, continued

FINANCIAL SERVICES: 5.0%
  Citigroup, Inc. ......................................     58,000 $  3,064,720
  Fannie Mae............................................     64,000    5,449,600
                                                                    ------------
                                                                       8,514,320
                                                                    ------------

FOOD DISTRIBUTORS & WHOLESALERS: 2.1%
  Albertsons, Inc. .....................................    122,000    3,658,780
                                                                    ------------

FOOD PRODUCTS: 1.0%
  Kraft Foods, Inc. *...................................      1,000       31,000
  Sara Lee Corp. .......................................     86,000    1,628,840
                                                                    ------------
                                                                       1,659,840
                                                                    ------------

HOME DECORATION PRODUCTS: 1.2%
  Newell Rubbermaid, Inc. ..............................     85,000    2,133,500
                                                                    ------------

INDUSTRIAL GOODS & SERVICES: 1.7%
  Masco Corp. ..........................................    115,000    2,870,400
                                                                    ------------

INSURANCE: 6.5%
  Allstate Corp. .......................................     90,000    3,959,100
  American International Group, Inc. ...................     32,000    2,752,000
  Chubb Corp. ..........................................     46,000    3,561,780
  Protective Life Corp. ................................     27,000      927,990
                                                                    ------------
                                                                      11,200,870
                                                                    ------------

MEDICAL SUPPLIES: 7.6%
  Biomet, Inc. .........................................     58,000    2,787,480
  Johnson & Johnson, Inc. ..............................     98,000    4,900,000
  Medtronic, Inc. ......................................     79,000    3,634,790
  St. Jude Medical, Inc. *..............................     27,000    1,620,000
                                                                    ------------
                                                                      12,942,270
                                                                    ------------

NEWSPAPERS: 0.8%
  Gannett Co., Inc. ....................................     21,900    1,443,210
                                                                    ------------

OFFICE EQUIPMENT & SERVICES: 2.3%
  Pitney Bowes, Inc. ...................................     92,000    3,875,040
                                                                    ------------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 6.1%
  Anadarko Petroleum Corp. .............................     57,000    3,079,710
  ENSCO International, Inc. ............................     50,000    1,170,000
  The Williams Cos., Inc. ..............................     96,000    3,163,200
  Transocean Sedco Forex, Inc. .........................     73,000    3,011,250
                                                                    ------------
                                                                      10,424,160
                                                                    ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES    VALUE

--------------------------------------------------------------------------------

COMMON STOCK, continued

OIL & GAS TRANSMISSION: 1.1%
  El Paso Corp. ........................................     36,200 $  1,901,948
                                                                    ------------

OIL--INTEGRATED: 2.1%
  BP Amoco PLC ADR......................................     71,000    3,539,350
                                                                    ------------

OILFIELD SERVICES & EQUIPMENT: 0.3%
  Schlumberger Ltd. ....................................     11,000      579,150
                                                                    ------------

PACKAGING/CONTAINERS: 1.4%
  Sonoco Products Co. ..................................     98,000    2,438,240
                                                                    ------------

PHARMACEUTICALS: 4.7%
  Bristol-Myers Squibb Co. .............................     20,000    1,046,000
  Merck & Co., Inc. ....................................     36,000    2,300,760
  Pfizer, Inc. .........................................    118,000    4,725,900
                                                                    ------------
                                                                       8,072,660
                                                                    ------------

RAILROAD TRANSPORTATION: 0.9%
  Norfolk Southern Corp. ...............................     76,000    1,573,200
                                                                    ------------

RETAIL: 5.4%
  Dollar General Corp. .................................    116,562    2,272,959
  Lowe's Cos., Inc. ....................................     36,000    2,611,800
  Target Corp. .........................................    102,000    3,529,200
  Wal-Mart Stores, Inc. ................................     18,000      878,400
                                                                    ------------
                                                                       9,292,359
                                                                    ------------

SOFTWARE & COMPUTER SERVICES: 4.7%
  Microsoft Corp. *.....................................     75,000    5,475,000
  Oracle Corp. *........................................    137,000    2,603,000
                                                                    ------------
                                                                       8,078,000
                                                                    ------------

TECHNOLOGY: 0.5%
  Applied Materials, Inc. *.............................     16,000      785,600
                                                                    ------------

TELECOMMUNICATIONS: 3.7%
  AT&T Corp. ...........................................     57,000    1,254,000
  SBC Communications, Inc. .............................     65,000    2,603,900
  Verizon Communications, Inc. .........................     24,000    1,284,000
  WorldCom, Inc. *......................................     79,500    1,128,900
                                                                    ------------
                                                                       6,270,800
                                                                    ------------

TELECOMMUNICATIONS EQUIPMENT: 0.3%
  Williams Communications Group, Inc. *.................    173,950      513,153
                                                                    ------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES    VALUE

--------------------------------------------------------------------------------

COMMON STOCK, continued

TELECOMMUNICATIONS--SERVICES & EQUIPMENT: 3.1%
  Broadwing, Inc. *.....................................    120,000 $  2,934,000
  Scientific-Atlanta, Inc. .............................     23,000      933,800
  Tellabs, Inc. *.......................................     78,000    1,503,840
                                                                    ------------
                                                                       5,371,640
                                                                    ------------

TOTAL COMMON STOCK......................................             159,155,730
                                                                    ------------

U.S. GOVERNMENT AGENCIES: 5.8%

FANNIE MAE: 3.5%
  3.78%, 7/9/01**.......................................  6,000,000    5,995,650
                                                                    ------------

FEDERAL HOME LOAN BANK: 2.3%
  3.68%, 7/9/01**.......................................  2,000,000    1,998,600
  3.83%, 7/11/01**......................................  2,000,000    1,998,136
                                                                    ------------
                                                                       3,996,736
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCIES..........................               9,992,386
                                                                    ------------

TOTAL INVESTMENTS (Cost $169,906,867) (a)--98.8%........             169,148,116
  Other assets in excess of liabilities--1.2%...........               2,075,036
                                                                    ------------

NET ASSETS--100.0%......................................            $171,223,152
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $ 26,326,966
   Unrealized depreciation.......................................  (27,085,717)
                                                                  ------------
   Net unrealized depreciation................................... $   (758,751)
                                                                  ============

*Represents non-income producing securities.

**Effective yield at purchase.

ADR--American Depositary Receipt
PLC--Public Liability Co.

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of assets and liabilities
June 30, 2001
(Unaudited)

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $169,906,867)........................  $169,148,116
Cash.............................................................       420,267
Interest and dividends receivable................................       150,531
Receivable for investments sold..................................     1,695,108
Prepaid expenses and other assets................................        48,663
                                                                   ------------

  Total Assets:                                                     171,462,685
                                                                   ------------

LIABILITIES:
Payable for capital shares redeemed..............................        14,392
Investment advisory fees.........................................        42,881
Distribution fees................................................        98,277
Shareholder servicing fees.......................................        13,400
Other............................................................        70,583
                                                                   ------------

  Total Liabilities:                                                    239,533
                                                                   ------------

NET ASSETS:
Capital stock, at par value......................................     1,712,232
Additional paid-in-capital.......................................   172,328,323
Accumulated net investment loss..................................      (243,251)
Accumulated net realized losses from investment transactions.....    (1,815,401)
Unrealized depreciation from investments.........................      (758,751)
                                                                   ------------

  Total Net Assets...............................................  $171,223,152
                                                                   ============

Net Assets
 Class A.........................................................  $ 21,464,724
 Class B.........................................................   149,758,428
                                                                   ------------

  Total..........................................................  $171,223,152
                                                                   ============

Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A.........................................................     1,542,784
 Class B.........................................................    10,935,004
                                                                   ------------

  Total..........................................................    12,477,788
                                                                   ============

Net asset value
 Class A--redemption price per share.............................  $      13.91
                                                                   ============
    Maximum Sales Charge--Class A................................          5.25%
                                                                   ============
    Maximum Offering Price (100%/(100%--Maximum Sales Charge)) of
     net asset value adjusted to nearest cent per share--Class
     A...........................................................  $      14.68
                                                                   ============
 Class B--offering price per share*..............................  $      13.70
                                                                   ============

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis Core Stock Fund
Statement of operations
For the six months ended June 30, 2001
(Unaudited)
      Statement of
        operations

INVESTMENT INCOME:
Interest..........................................................  $   208,791
Dividends.........................................................      987,882
Foreign tax withholding...........................................         (118)
                                                                    -----------

  Total Income....................................................    1,196,555
                                                                    -----------

EXPENSES:
Investment advisory fees..........................................      631,112
Administration fees...............................................      127,928
Distribution fees--Class A........................................       23,587
Distribution fees--Class B........................................      568,877
Shareholder servicing fees--Class A...............................       23,587
Shareholder servicing fees--Class B...............................      189,626
Custodian fees....................................................       20,009
Accounting fees...................................................       27,322
Trustees' fees and expenses.......................................       10,335
Transfer agent fees...............................................      247,582
Other expenses....................................................       75,018
                                                                    -----------

  Total expenses before reductions/reimbursements.................    1,944,983
 Expenses reimbursed by Investment Advisor........................     (372,531)
 Expenses reduced by Distributor..................................     (132,646)
                                                                    -----------

  Total Expenses..................................................    1,439,806
                                                                    -----------

Net investment loss...............................................     (243,251)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions..................     (639,857)
Change in unrealized appreciation/depreciation from investments ..   (8,092,861)
                                                                    -----------

Net realized/unrealized losses on investments.....................   (8,732,718)
                                                                    -----------

Change in net assets resulting from operations....................  $(8,975,969)
                                                                    ===========

See notes to financial statements.

MMA Praxis Core Stock Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                     Six Months
                                                     Ended         Year Ended
                                                     June 30,      December 31,
                                                     2001          2000
--------------------------------------------------------------------------------
                                                     (Unaudited)
From Investment Activities:

Operations:

Net investment loss................................  $   (243,251) $   (505,387)
Net realized losses from investment transactions...      (639,857)   (1,149,425)
Change in unrealized appreciation/depreciation from
 investments.......................................    (8,092,861)     (175,268)
                                                     ------------  ------------
Change in net assets resulting from operations.....    (8,975,969)   (1,830,080)
                                                     ------------  ------------

Distributions to Shareholders:

Class A
 From net realized gains from investment
  transactions.....................................            --      (386,380)

Class B
 From net realized gains from investment
  transactions.....................................            --    (4,124,940)
                                                     ------------  ------------

Change in net assets from distributions to
 shareholders......................................            --    (4,511,320)
Change in net assets from capital transactions.....     3,566,170    14,370,436
                                                     ------------  ------------

Change in net assets...............................    (5,409,799)    8,029,036
                                                     ------------  ------------

Net Assets:
 Beginning of period...............................   176,632,951   168,603,915
                                                     ------------  ------------
 End of period.....................................  $171,223,152  $176,632,951
                                                     ============  ============

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights
         Financial
        highlights
For a share outstanding throughout the period indicated

                                     Core Stock Fund--Class A Shares
                         --------------------------------------------------------
                         Six Months Ended  Year Ended        May 12, 1999 to
                         June 30, 2001     December 31, 2000 December 31, 1999(a)
---------------------------------------------------------------------------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....     $ 14.59            $ 15.02            $ 17.39
                             -------            -------            -------

Investment Activities
  Net investment
   income...............        0.01               0.03               0.01
  Net realized and
   unrealized losses
   from investment
   transactions.........       (0.69)             (0.08)             (0.24)
                             -------            -------            -------
Total from Investment
 Activities.............       (0.68)             (0.05)             (0.23)
                             -------            -------            -------

Distributions
  Net realized gains....          --              (0.38)             (2.14)
                             -------            -------            -------

Total Distributions.....          --              (0.38)             (2.14)
                             -------            -------            -------
Change in net asset
 value per share........       (0.68)             (0.43)             (2.37)
                             -------            -------            -------

Net Asset Value, End of
 Period.................     $ 13.91            $ 14.59            $ 15.02
                             =======            =======            =======


Total Return (excludes
 sales charge)..........       (4.66%)(b)        (0.43%)             (0.91%)(b)

Ratios/Supplemental
 Data:
  Net Assets, End of
   Period (000).........     $21,465            $17,783            $10,318
  Ratio of expenses to
   average net assets...        1.20%(c)           1.20%              1.20%(c)
  Ratio of net
   investment income to
   average net assets...        0.22%(c)           0.21%              0.20%(c)
  Ratio of expenses to
   average net assets*..        1.84%(c)           1.82%              1.82%(c)
  Portfolio
   turnover(d)..........       11.67%             22.77%             77.18%

--------
* During the period, certain expenses were contractually reduced. If such ex-pense reduction had not occurred, the ratios would have been as indicated.
(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued
For a share outstanding throughout the period indicated

                                               Core Stock Fund--Class B Shares
                         --------------------------------------------------------------------------------
                         Six Months      Year         Year         Year         Year         Year
                         Ended           Ended        Ended        Ended        Ended        Ended
                         June 30,        December 31, December 31, December 31, December 31, December 31,
                         2001            2000         1999         1998         1997         1996
---------------------------------------------------------------------------------------------------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....  $  14.42         $  14.94     $  15.29     $  15.72     $  13.57     $ 12.07
                          --------         --------     --------     --------     --------     -------

Investment Activities:
 Net investment income
  (loss)................     (0.02)           (0.05)       (0.06)          --         0.04        0.07
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........     (0.70)           (0.09)        1.85         0.84         3.86        1.85
                          --------         --------     --------     --------     --------     -------
Total from Investment
 Activities.............     (0.72)           (0.14)        1.79         0.84         3.90        1.92
                          --------         --------     --------     --------     --------     -------


Distributions
 Net investment income..        --               --           --           --        (0.04)      (0.07)
 Net realized gains.....        --            (0.38)       (2.14)       (1.27)       (1.71)      (0.35)
                          --------         --------     --------     --------     --------     -------
Total Distributions.....        --            (0.38)       (2.14)       (1.27)       (1.75)      (0.42)
                          --------         --------     --------     --------     --------     -------

Change in net asset
 value per share........     (0.72)           (0.52)       (0.35)       (0.43)        2.15        1.50
                          ========         ========     ========     ========     ========     =======

Net Asset Value, End of
 Period.................  $  13.70         $  14.42     $  14.94     $  15.29     $  15.72     $ 13.57
                          ========         ========     ========     ========     ========     =======


Total Return (excludes
 redemption charge).....     (4.99%)(a)       (1.04%)      12.16%        5.96%       29.15%      15.87%

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........  $149,758         $158,850     $158,286     $136,976     $104,309     $58,907
 Ratio of expenses to
  average net assets....      1.75%(b)         1.75%        1.75%        1.69%        1.72%       1.74%
 Ratio of net investment
  income to average net
  assets................     (0.35%)(b)       (0.33%)      (0.41%)      (0.02%)       0.22%       0.61%
 Ratio of expenses to
  average net assets*...      2.34%            2.31%        2.35%        2.53%        2.66%       2.55%
 Portfolio turnover
  (c)...................     11.67%           22.77%       77.18%       91.32%       53.26%      33.98%

--------
* During the period, certain expenses were reduced. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

  MMA Praxis Value
        Index Fund
MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio managers' letter

There is scarcely enough performance data to warrant discussion on the MMA Praxis Value Index Fund, but we are pleased that it is performing as intended since its inception at the beginning of May 2001. So far, it is tracking its benchmark, the Standard & Poor's Barra Value Index/1/, reasonably well. While the companies that make up the MMA Praxis Value Index Fund are not a mirror im-age of the stocks that make up the benchmark due to the application of our so-cial criteria, the characteristics of the fund closely match that of the bench-mark. We therefore expect the performance of the fund to track the performance of the benchmark while providing a socially responsible option to investors seeking an exposure to a pure value style.

Twice per year, the fund holdings are reconstituted on the basis of the stew-ardship investing criteria outlined in the prospectus. The most recent recon-stitution took place at the end of June, leading to the sale of 31 stocks whose characteristics no longer met the criteria, and the purchase of 27 new stocks that became eligible. The stocks sold represented a broad spectrum of market sectors, while the stocks purchased were primarily in the communications and retail sectors, both areas of the market whose stock prices have declined sig-nificantly since the last reconstitution at the beginning of the year.

Outlook

As noted in the president's letter, growth and value styles have often moved in multi-year trends. We appear to be in the midst of a trend during which value-style investing is modestly outperforming growth-style investing, which could bode well for the fund over the intermediate term.

Chad M. Horning, CFA
John M. Nussbaum, CFA
MMA Praxis Value Index Fund Managers

/1/The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-to-book ratios.

       Performance
            review
MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 6/30/01

                                [GRAPH]

                           Since Inception

                          Class A     -2.30
                          Class B     -2.34

                                   Inception                                                 Since
                                   Date                                                      Inception
                                   ---------                                                 ---------
Class A                             5/1/01                                                   -2.30%
Class A*                            5/1/01                                                   -7.40%
Class B                             5/1/01                                                   -2.34%
Class B**                           5/1/01                                                   -6.24%

Growth of $10,000 investment 5/01/01 to 6/30/01

                                    [CHART]

              Class A        Class B         Standard & Poor's Barra Value Index
              -------        -------         ----------------------------------
-
  5/1/01       9,475          10,000                              10,000
 5/31/01       9,431           9,552                              10,105
 6/30/01       9,260           9,376                               9,777


This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 6/30/01, and represents the re-investment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum front-end sales charge of 5.25%
**  Reflects applicable contingent deferred sales charge of 4.00%
/1/The Standard & Poor's Barra Value Index is constructed by dividing the stocks in the S&P 500 Stock Index into two categories, including growth and value, according to price-book-ratios.
The above indices are for illustrative purposes only and do not reflect the de-duction of expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, al-though they can invest in its underlying securities.

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2001
(Unaudited)

       Schedule of
         portfolio
       investments

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS: 97.8%

AIRLINES: 0.5%
  AMR Corp. *...............................................     365 $    13,187
  Delta Air Lines, Inc. ....................................     298      13,136
  Southwest Airlines Co.....................................   1,837      33,966
                                                                     -----------
                                                                          60,289
                                                                     -----------

AUTOMOTIVE: 1.4%
  Delphi Automotive Systems Corp............................   1,357      21,617
  Ford Motor Co.............................................   5,149     126,408
  PACCAR, Inc...............................................     185       9,513
                                                                     -----------
                                                                         157,538
                                                                     -----------

BANKS: 13.2%
  AmSouth Bancorporation....................................     910      16,826
  Bank of America Corp......................................   4,441     266,592
  Bank One Corp. ...........................................   3,211     114,954
  BB&T Corp. ...............................................     974      35,746
  Charter One Financial, Inc. ..............................     504      16,078
  Comerica, Inc.............................................     429      24,710
  Dime Bancorp, Inc. .......................................     263       9,797
  Fifth Third Bancorp.......................................   1,481      88,934
  First Tennessee National Corp.............................     312      10,830
  First Union Corp..........................................   2,626      91,752
  FleetBoston Financial Corp................................   2,842     112,117
  Golden West Financial Corp................................     384      24,668
  Huntington Bancshares, Inc................................     608       9,941
  KeyCorp...................................................   1,032      26,884
  Mellon Financial Corp. ...................................   1,331      61,226
  National City Corp. ......................................   1,477      45,462
  Regions Financial Corp....................................     586      18,752
  SouthTrust Corp...........................................     820      21,320
  SunTrust Banks, Inc.......................................     718      46,512
  U.S. Bancorp..............................................   5,166     117,733
  Union Planters Corp. .....................................     337      14,693
  Wachovia Corp.............................................     805      57,276
  Wells Fargo Co............................................   4,762     221,100
                                                                     -----------
                                                                       1,453,903
                                                                     -----------

BEVERAGES: 0.2%
  Coca-Cola Enterprises, Inc. ..............................   1,013      16,563
                                                                     -----------

BROADCAST SERVICES AND PROGRAMMING: 1.8%
  Clear Channel Communications, Inc. *......................   1,525      95,618
  Comcast Corp., Class A *..................................   2,465     106,981
                                                                     -----------
                                                                         202,599
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

BROKERAGE SERVICES: 3.6%
  A.G. Edwards, Inc.........................................     195 $     8,775
  Bear Stearns Companies, Inc...............................     259      15,273
  Lehman Brothers Holdings, Inc. ...........................     606      47,117
  Merrill Lynch & Co........................................   2,205     130,646
  Morgan Stanley Dean Witter & Co. .........................   3,002     192,818
                                                                     -----------
                                                                         394,629
                                                                     -----------

CHEMICALS--GENERAL: 0.7%
  Air Products & Chemicals, Inc. ...........................     555      25,391
  PPG Industries, Inc.......................................     408      21,449
  Praxair, Inc..............................................     384      18,048
  Sigma-Aldrich Corp........................................     187       7,222
                                                                     -----------
                                                                          72,110
                                                                     -----------

COMMERCIAL SERVICES: 0.1%
  Arbitron, Inc. *..........................................      55       1,326
  Convergys Corp. *.........................................     417      12,614
                                                                     -----------
                                                                          13,940
                                                                     -----------

COMPUTERS & PERIPHERALS: 2.7%
  3Com Corp. *..............................................     825       3,919
  Apple Computer, Inc. *....................................     839      19,507
  Cabletron Systems, Inc. *.................................     448      10,237
  Ceridian Corp. *..........................................     353       6,767
  Compaq Computer Corp......................................   4,527      70,123
  Gateway, Inc. *...........................................     783      12,880
  Hewlett-Packard Co........................................   5,367     153,496
  NCR Corp. *...............................................     232      10,904
  Parametric Technology Corp. *.............................     644       9,010
                                                                     -----------
                                                                         296,843
                                                                     -----------

CONSUMER PRODUCTS: 0.5%
  Black & Decker Corp. .....................................     196       7,734
  Clorox Co.................................................     573      19,396
  Mattel, Inc...............................................   1,034      19,563
  V.F. Corp.................................................     276      10,041
                                                                     -----------
                                                                          56,734
                                                                     -----------

DISTRIBUTION: 0.2%
  Genuine Parts Co..........................................     420      13,230
  W.W. Grainger, Inc........................................     228       9,384
                                                                     -----------
                                                                          22,614
                                                                     -----------

DIVERSIFIED: 1.1%
  Minnesota Mining & Manufacturing Co.......................   1,100     125,510
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

ELECTRIC SERVICES: 0.8%
  Cinergy Corp. ............................................     385 $    13,456
  Consolidated Edison, Inc. ................................     514      20,457
  Reliant Energy, Inc. .....................................     714      22,998
  TXU Corp. ................................................     626      30,167
                                                                     -----------
                                                                          87,078
                                                                     -----------
ELECTRONIC & ELECTRICAL--GENERAL: 4.2%
  Advanced Micro Devices, Inc. *............................     760      21,949
  Conexant Systems, Inc. *..................................     589       5,272
  Emerson Electric Co. .....................................   1,150      69,575
  KLA-Tencor Corp. *........................................     447      26,136
  LSI Logic Corp. *.........................................     774      14,551
  Micron Technology, Inc. *.................................   1,619      66,541
  Molex, Inc. ..............................................     239       8,731
  Molex, Inc., Class A......................................     234       6,978
  National Semiconductor Corp. *............................     422      12,289
  Novellus Systems, Inc. *..................................     341      19,365
  Solectron Corp. *.........................................   1,565      28,640
  Texas Instruments, Inc. ..................................   4,660     146,789
  Xilinx, Inc. *............................................     800      32,992
                                                                     -----------
                                                                         459,808
                                                                     -----------
FINANCIAL SERVICES: 15.7%
  Capital One Financial Corp. ..............................     477      28,620
  Citigroup, Inc. ..........................................  13,948     737,011
  Countrywide Credit Industries, Inc. ......................     282      12,938
  Fannie Mae................................................   2,806     238,930
  Franklin Resources, Inc. .................................     641      29,339
  Freddie Mac...............................................   1,930     135,100
  H & R Block, Inc. ........................................     221      14,266
  J.P. Morgan Chase & Co. ..................................   5,191     231,519
  MBIA, Inc. ...............................................     358      19,933
  MBNA Corp. ...............................................   2,283      75,225
  MGIC Investment Corp. ....................................     259      18,814
  PNC Financial Services Group .............................     804      52,895
  Synovus Financial Corp. ..................................     697      21,872
  T. Rowe Price Group, Inc. ................................     294      10,993
  Washington Mutual, Inc. ..................................   2,339      87,829
                                                                     -----------
                                                                       1,715,284
                                                                     -----------

FOOD--DIVERSIFIED: 1.0%
  Ralston Purina Co. .......................................     750      22,515
  Unilever NV--ADR..........................................   1,532      91,261
                                                                     -----------
                                                                         113,776
                                                                     -----------

FOOD DISTRIBUTORS & WHOLESALERS: 0.3%
  Albertsons, Inc. .........................................     992      29,750
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

FOREST PRODUCTS--LUMBER & PAPER: 0.1%
  Willamette Industries, Inc. ..............................     265 $    13,118
                                                                     -----------

FURNITURE AND HOME FURNISHINGS: 0.1%
  Leggett & Platt, Inc. ....................................     475      10,464
                                                                     -----------

HEALTH CARE SERVICES: 1.4%
  Aetna, Inc. *.............................................     349       9,029
  HEALTHSOUTH Corp. *.......................................     936      14,948
  McKesson HBOC, Inc. ......................................     691      25,650
  Tenet Healthcare Corp. *..................................     778      40,137
  UnitedHealth Group, Inc. .................................     775      47,856
  Wellpoint Health Networks, Inc. *.........................     152      14,324
                                                                     -----------
                                                                         151,944
                                                                     -----------

HOME DECORATION PRODUCTS: 0.2%
  Newell Rubbermaid, Inc. ..................................     646      16,214
  Sherwin-Williams Co. .....................................     389       8,636
                                                                     -----------
                                                                          24,850
                                                                     -----------

HOTELS & MOTELS: 0.3%
  Marriott International, Inc., Class A.....................     582      27,552
                                                                     -----------

INDUSTRIAL GOODS & SERVICES: 0.2%
  Masco Corp. ..............................................   1,082      27,007
                                                                     -----------

INSURANCE: 9.3%
  AFLAC, Inc. ..............................................   1,286      40,496
  Allstate Corp. ...........................................   1,960      86,220
  American General Corp. ...................................   1,372      63,729
  American International Group, Inc. .......................   6,465     555,991
  Aon Corp. ................................................     621      21,735
  Chubb Corp. ..............................................     424      32,830
  CIGNA Corp. ..............................................     372      35,645
  Cincinnati Financial Corp. ...............................     390      15,405
  Hartford Financial Services Group, Inc. ..................     573      39,193
  Jefferson-Pilot Corp. ....................................     375      18,120
  Lincoln National Corp. ...................................     464      24,012
  Progressive Corp. ........................................     178      24,064
  SAFECO Corp. .............................................     309       9,116
  St. Paul Companies, Inc. .................................     528      26,764
  Torchmark Corp. ..........................................     306      12,304
  UnumProvident Corp. ......................................     584      18,758
                                                                     -----------
                                                                       1,024,382
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

MACHINERY: 0.3%
  Deere & Co. ..............................................     569 $    21,536
  Ingersoll-Rand Co. .......................................     389      16,027
                                                                     -----------
                                                                          37,563
                                                                     -----------

MANUFACTURING: 1.1%
  Cooper Industries, Inc. ..................................     226       8,947
  Danaher Corp. ............................................     344      19,264
  Dover Corp. ..............................................     492      18,524
  Illinois Tool Works, Inc. ................................     839      53,109
  SPX Corp. *...............................................      74       9,263
  Whirlpool Corp. ..........................................     161      10,063
                                                                     -----------
                                                                         119,170
                                                                     -----------

MEDICAL SUPPLIES: 0.7%
  Becton, Dickinson & Co. ..................................     622      22,261
  Biomet, Inc. .............................................     433      20,810
  Boston Scientific Corp. *.................................     982      16,694
  Hillenbrand Industry, Inc. ...............................     151       8,624
  St. Jude Medical, Inc. *..................................     206      12,360
                                                                     -----------
                                                                          80,749
                                                                     -----------

METALS: 0.4%
  Alcan Inc. ...............................................     771      32,398
  Nucor Corp. ..............................................     189       9,240
                                                                     -----------
                                                                          41,638
                                                                     -----------

MINING: 0.1%
  Placer Dome, Inc. ........................................     794       7,781
                                                                     -----------

MULTIMEDIA: 0.3%
  McGraw-Hill Cos., Inc. ...................................     474      31,355
                                                                     -----------

NEWSPAPERS: 1.0%
  Gannett Co., Inc. ........................................     639      42,111
  Knight-Ridder, Inc. ......................................     178      10,555
  New York Times Co., Class A...............................     393      16,506
  Tribune Co. ..............................................     733      29,327
  Washington Post Co., Class B..............................      23      13,202
                                                                     -----------
                                                                         111,701
                                                                     -----------

OFFICE EQUIPMENT & SERVICES: 0.5%
  Avery-Dennison Corp. .....................................     268      13,681
  Pitney Bowes, Inc. .......................................     611      25,736
  Xerox Corp. ..............................................   1,618      15,484
                                                                     -----------
                                                                          54,901
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 1.9%
  Anadarko Petroleum Corp. .................................     603 $    32,580
  Apache Corp. .............................................     299      15,174
  Burlington Resources, Inc. ...............................     524      20,934
  Diamond Offshore Drilling.................................     323      10,675
  Enron Corp. ..............................................   1,959      95,992
  The Williams Cos., Inc. ..................................   1,172      38,617
                                                                     -----------
                                                                         213,972
                                                                     -----------

OIL & GAS TRANSMISSION: 0.9%
  El Paso Corp. ............................................   1,332      69,983
  KeySpan Corp. ............................................     326      11,892
  Sempra Energy.............................................     496      13,561
                                                                     -----------
                                                                          95,436
                                                                     -----------

OIL--INTEGRATED: 5.1%
  BP Amoco PLC ADR..........................................  10,417     519,288
  Conoco, Inc., Class A.....................................     454      12,803
  Conoco, Inc., Class B.....................................   1,056      30,518
                                                                     -----------
                                                                         562,609
                                                                     -----------

OILFIELD SERVICES & EQUIPMENT: 1.4%
  Baker Hughes, Inc. .......................................     805      26,968
  ENSCO International, Inc. ................................     336       7,862
  Global Marine, Inc. *.....................................     427       7,955
  Schlumberger Ltd. ........................................   1,493      78,606
  Transocean Sedco Forex, Inc. .............................     768      31,680
                                                                     -----------
                                                                         153,071
                                                                     -----------

PAPER PRODUCTS: 0.8%
  International Paper Co. ..................................   1,337      47,730
  Mead Corp. ...............................................     240       6,514
  Westvaco Corp. ...........................................     244       5,927
  Weyerhaeuser Co. .........................................     526      28,914
                                                                     -----------
                                                                          89,085
                                                                     -----------

PHARMACEUTICALS: 0.2%
  Mylan Laboratories, Inc. .................................     303       8,523
  Watson Pharmaceutical, Inc. *.............................     249      15,349
                                                                     -----------
                                                                          23,872
                                                                     -----------

PRINTING--COMMERCIAL: 0.1%
  R.R. Donnelley & Sons Co. ................................     296       8,791
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

RAILROADS: 0.3%
  CSX Corp. ................................................     516 $    18,700
  Norfolk Southern Corp. ...................................     932      19,292
                                                                     -----------
                                                                          37,992
                                                                     -----------

RAW MATERIALS: 0.1%
  Vulcan Materials Co. .....................................     245      13,169
                                                                     -----------

REAL ESTATE INVESTMENT TRUST: 0.1%
  Avalonbay Communities, Inc. ..............................     164       7,667
  Duke Realty Investments, Inc. ............................     309       7,679
                                                                     -----------
                                                                          15,346
                                                                     -----------

RESTAURANTS: 1.0%
  Darden Restaurants, Inc. .................................     291       8,119
  McDonald's Corp. .........................................   3,442      93,140
  Wendy's International, Inc. ..............................     276       7,049
                                                                     -----------
                                                                         108,308
                                                                     -----------

RETAIL: 4.8%
  AutoZone, Inc. *..........................................     276      10,350
  Best Buy Co., Inc. *......................................     504      32,014
  Costco Wholesale Corp. *..................................   1,086      44,613
  CVS Corp. ................................................   1,069      41,263
  Dollar General Corp. .....................................     801      15,620
  Federated Department Stores, Inc. *.......................     482      20,485
  Limited, Inc. ............................................   1,032      17,049
  Lowe's Cos., Inc. ........................................   1,026      74,435
  May Department Stores Co. ................................     722      24,736
  Safeway, Inc. *...........................................   1,343      64,464
  Sears, Roebuck & Co. .....................................     810      34,271
  Staples, Inc. *...........................................   1,098      17,557
  Target Corp. .............................................   2,336      80,825
  Tiffany & Co. ............................................     354      12,822
  TJX Companies, Inc. ......................................     678      21,608
  Toys "R" Us, Inc. *.......................................     478      11,831
                                                                     -----------
                                                                         523,943
                                                                     -----------

SOFTWARE & COMPUTER SERVICES: 1.3%
  BMC Software, Inc. *......................................     591      13,321
  Computer Associates International, Inc. ..................   1,601      57,636
  First Data Corp. .........................................   1,059      68,041
                                                                     -----------
                                                                         138,998
                                                                     -----------

TECHNOLOGY: 1.0%
  Applied Materials, Inc. *.................................   2,247     110,328
                                                                     -----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                              SHARES VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

TELECOMMUNICATIONS: 13.7%
  ALLTEL Corp. .............................................     759 $    46,496
  AT&T Corp. ...............................................   9,241     203,302
  BellSouth Corp. ..........................................   5,215     210,008
  CenturyTel, Inc. .........................................     341      10,332
  Global Crossing Ltd. .....................................   2,147      18,550
  SBC Communications, Inc. .................................   9,401     376,604
  Sprint Corp. .............................................   2,144      45,796
  Sprint Corp., PCS Group *.................................   2,589      62,524
  Telephone & Data Systems, Inc. ...........................     142      15,443
  Verizon Communications, Inc. .............................   7,504     401,465
  WorldCom, Inc. *..........................................   7,996     113,543
  WorldCom, Inc.--MCI Group.................................     300       4,830
                                                                     -----------
                                                                       1,508,893
                                                                     -----------

TELECOMMUNICATIONS--SERVICES & EQUIPMENT: 0.7%
  Broadwing, Inc. *.........................................     524      12,812
  Lucent Technologies, Inc. ................................   9,287      57,580
  Williams Communications Group, Inc. *.....................   1,191       3,513
                                                                     -----------
                                                                          73,905
                                                                     -----------

TRANSPORTATION SERVICES: 0.3%
  FedEx Corp. *.............................................     718      28,864
                                                                     -----------

TRAVEL AGENCIES: 0.1%
  Sabre Holdings Corp. *....................................     319      15,950
                                                                     -----------

TOTAL COMMON STOCKS.........................................          10,765,675
                                                                     -----------

TOTAL INVESTMENTS (Cost $11,025,980) (a)--97.8%.............          10,765,675
Other assets in excess of liabilities--2.2%.................             244,346
                                                                     -----------

NET ASSETS--100.0%..........................................         $11,010,021
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation.......................................... $ 334,037
   Unrealized depreciation..........................................  (594,342)
                                                                     ---------
   Net unrealized depreciation...................................... $(260,305)
                                                                     ---------

*  Represents non-income producing securities.
ADR--American Depositary Receipt

See notes to financial statements.

MMA Praxis Value Index Fund
Statement of assets and liabilities
June 30, 2001
(Unaudited)

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $11,025,980)..........................  $10,765,675
Cash..............................................................      183,421
Interest and dividends receivable.................................        8,710
Receivable for capital shares issued..............................       28,737
Receivable for investments sold...................................       10,443
Receivable from investment advisor................................       30,040
Prepaid expenses and other assets.................................       20,423
                                                                    -----------
  Total Assets....................................................   11,047,449
                                                                    -----------
LIABILITIES:
Distributions payable to shareholders.............................       10,589
Investment advisory fees..........................................        2,665
Distribution fees.................................................          669
Shareholder servicing fees........................................          178
Other.............................................................       23,327
                                                                    -----------
  Total Liabilities...............................................       37,428
                                                                    -----------
NET ASSETS:
Capital stock, at par value.......................................       11,278
Additional paid-in-capital........................................   11,259,313
Accumulated net investment loss...................................         (595)
Accumulated net realized gains from investment transactions.......          330
Unrealized depreciation from investments..........................     (260,305)
                                                                    -----------
  Total Net Assets................................................  $11,010,021
                                                                    ===========
Net Assets
 Class A..........................................................  $10,348,768
 Class B..........................................................      661,253
                                                                    -----------
  Total...........................................................  $11,010,021
                                                                    ===========
Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A..........................................................    1,060,080
 Class B..........................................................       67,758
                                                                    -----------
  Total...........................................................    1,127,838
                                                                    ===========
Net asset value
 Class A--redemption price per share..............................  $      9.76
                                                                    ===========
    Maximum Sales Charge--Class A.................................         5.25%
                                                                    ===========
    Maximum Offering Price (100%/(100%--Maximum Sales Charge)) of
     net asset value adjusted to nearest cent per share--Class A..  $     10.30
                                                                    ===========
 Class B--offering price per share*...............................  $      9.76
                                                                    ===========

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis Value Index Fund(a)
Statement of operations
For the period ended June 30, 2001
(Unaudited)
      Statement of
        operations

INVESTMENT INCOME:
Interest............................................................  $      --
Dividends...........................................................     26,723
                                                                      ---------
  Total Income......................................................     26,723
                                                                      ---------

EXPENSES:
Investment advisory fees............................................      5,214
Administration fees.................................................      8,219
Distribution fees-Class A...........................................      4,214
Distribution fees-Class B...........................................        393
Shareholder servicing fees-Class A..................................      4,214
Shareholder servicing fees-Class B..................................        131
Custodian fees......................................................      1,116
Accounting fees.....................................................      6,826
Trustees' fees and expenses.........................................        595
Transfer agent fees.................................................     19,728
Other expenses......................................................     10,553
                                                                      ---------

  Total expenses before reductions/ reimbursements..................     61,203
 Expenses reimbursed by Investment Advisor..........................    (32,589)
 Expenses reduced by Administrator..................................     (4,438)
 Expenses reduced by Distributor....................................     (7,447)
                                                                      ---------
  Total Expenses....................................................     16,729
                                                                      ---------
Net investment income ..............................................      9,994
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.....................        330
Change in unrealized appreciation/ depreciation from investments....   (260,305)
                                                                      ---------

Net realized/ unrealized gains (losses) on investments..............   (259,975)
                                                                      ---------
Change in net assets resulting from operations......................  $(249,981)
                                                                      =========

--------
(a)  Fund commenced operations May 1, 2001.

See notes to financial statements.

MMA Praxis Value Index Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                                    Period Ended
                                                                    June 30,
                                                                    2001 (a)
--------------------------------------------------------------------------------
                                                                    (Unaudited)
From Investment Activities:

Operations:

Net investment income (loss)......................................  $     9,994
Net realized gains (losses) from investment transactions..........          330
Change in unrealized appreciation/ depreciation from investments
 and translation of assets and liabilities in foreign currencies..     (260,305)
                                                                    -----------
Change in net assets resulting from operations....................     (249,981)
                                                                    -----------

Distributions to Shareholders:

Class A
 From net investment income.......................................      (10,169)

Class B
 From net investment income.......................................         (420)
 Change in net assets from distributions
 to shareholders..................................................      (10,589)
                                                                    -----------
 Change in net assets from capital transactions...................   11,270,591
                                                                    -----------
Change in net assets..............................................   11,010,021
                                                                    -----------

Net Assets:
 Beginning of period..............................................           --
                                                                    -----------
 End of period....................................................  $11,010,021
                                                                    ===========

--------
(a)  Fund commenced operations May 1, 2001.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights
         Financial
        highlights
For a share outstanding throughout the period indicated

                                                               Class A Shares
                                                               ----------------
                                                               May 1, 2001
                                                               through June 30,
                                                               2001(a)
-------------------------------------------------------------------------------
                                                               (Unaudited)
Net Asset Value, Beginning of Period..........................     $ 10.00
                                                                   -------

Investment Activities
 Net investment income .......................................        0.01
 Net realized and unrealized losses from investment
  transactions................................................       (0.24)
                                                                   -------

Total from Investment Activities..............................       (0.23)
                                                                   -------

Distributions
 Net investment income........................................       (0.01)
                                                                   -------

Total Distributions...........................................       (0.01)
                                                                   -------

Change in net asset value per share...........................       (0.24)
                                                                   =======

Net Asset Value, End of Period................................     $  9.76
                                                                   =======

Total Return (excludes sales charge)..........................       (2.30%)(b)

Ratios/Supplemental Data:
 Net Assets, End of Period (000)..............................     $10,349
 Ratio of expenses to average net assets......................        0.95%(c)
 Ratio of net investment income to average net assets.........        0.60%(c)
 Ratio of expenses to average net assets*.....................        3.51%(c)
 Portfolio turnover(d)........................................        0.53%

--------
* During the period, certain expenses were contractually reduced. If such ex-pense reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued
For a share outstanding throughout the period indicated

                                                                 Class B Shares
                                                                 --------------
                                                                 May 1, 2001
                                                                 through
                                                                 June 30,
                                                                 2001(a)
--------------------------------------------------------------------------------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period............................     $10.00
Investment Activities:
 Net investment income .........................................         **
 Net realized and unrealized losses on investments..............      (0.23)
                                                                     ------
Total from Investment Activities................................      (0.23)
Distributions
 Net investment income..........................................      (0.01)
                                                                     ------
Total Distributions.............................................      (0.01)
                                                                     ------
Change in net asset value per share.............................      (0.24)
                                                                     ------
Net Asset Value, End of Period..................................     $ 9.76
                                                                     ======
Total Return (excludes redemption charge).......................      (2.34%)(b)
Ratios/Supplemental Data:
 Net Assets, End of Period (000)................................     $  661
 Ratio of expenses to average net assets........................       1.50%(c)
 Ratio of net investment income to average net assets...........      (0.25%)(c)
 Ratio of expenses to average net assets*.......................       3.97%(c)
 Portfolio turnover(d)..........................................       0.53%

--------
* During the period, certain expenses were reduced. If such expense reductions had not occurred, the ratios would have been as indicated.
**  Rounds to less than .005.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

        MMA Praxis
     International
              Fund
MMA Praxis International Fund/1/
Semi-annual report to shareholders
Portfolio managers' letter

MMA Praxis International Fund

Global stock markets prized safety above long-term earnings prospects in the first half of 2001, as profit warnings, earnings disappointments, and layoffs began in the U.S. but threatened to spread to markets around the world. Compla-cency or inaction by European and Japanese authorities raised investor fears that these economies will lag the U.S. in emerging from the current global slowdown, undermining both the Euro and the Yen against the U.S. dollar in the process. The result was another half year of strongly negative returns for U.S. investors in international markets. The markets were also difficult for MMA Praxis International Fund, which is run with a strong bias for unanticipated earnings growth. Markets driven by fear rather than by earnings are most chal-lenging for the fund's management style, but there is reason to believe the en-vironment is changing for the better.

While earnings news might remain mixed for a while longer, we believe recent market action indicates that investors are beginning to look through the trough in growth and earnings to anticipate the recovery on the other side, and they have begun to consider a return to earnings potential as a way of valuing equi-ties. As earnings-driven managers, we take this as a very good sign indeed. While choppy markets and economic data confirm that there are still some rough spots before the upturn is firmly in place, we have begun to position the port-folio for a better environment and expect to continue the process of reorienting your portfolio in the weeks ahead. Our goal is to begin to build positions in companies that would benefit from the upturn in global activity we expect to materialize later this year. One example of such an investment is Britain's retailer Marks and Spencer, which has made management changes to sta-bilize sales while initiating an aggressive efficiency program that should add 300 basis points per year to bought-in margins over a four-year period.

Performance attribution/2/

Sectors perceived to offer safety outperformed, with utilities among the best performing area in a difficult market during the first half with returns of -
8.2 percent. Other defensive areas, such as consumer staples at -9.4 percent and health care at -11.4 percent, also held up better than more cyclically sen-sitive sectors. Holdings like Unilever (3.16% of the portfolio as of 6/30/01), Aventis (2.73%), AstraZeneca (2.67%) and Glaxo SmithKline (3.56%) contributed positively. Continued earnings concerns in tech and telecom, combined with the portfolio's exposure in the telecom sector resulted in the bulk of the fund's underperformance for the first half. The telecom sector's difficulties reached around the world during the period.

Your portfolio was particularly impacted by declines in the U.K.'s Vodafone 1.75% and the Netherlands' KPN 1.07%.

Outlook

We continue to expect a trough in the global economy during the second half of this year, with improvement evident by year-end and a strong profit upturn in 2002. Countries, sectors, and stocks that will benefit from the anticipated up-turn occupy a priority position in our research right now. Japan, for example, enjoys an unusual confluence of support. First, global growth is strongly sup-portive for Japanese equities. Second, Prime Minister Koizumi, gives the coun-try its best chance for meaningful and necessary political reform in the past 10 years. And finally, Japanese companies are beginning to show signs of change that could promise material improvement if managements follow through. Indeed, the emergence of the world's second largest economy from its prolonged hiberna-tion could be a most pleasant and powerful surprise in today's investment envi-ronment, and this opportunity is prominent in our thoughts as we position your portfolio.

News that the introduction of new third generation, or 3G, mobile phone service would be delayed due to technical problems was not well received by the mar-kets, but we feel that the stocks fail to reflect a number of positive develop-ments in the telecom area. First, the delay of 3G is not a bad thing insofar as it relieves immediate pressure on cash needs for capital expenditures. Second, the financial demands on many of these companies will be less than feared as partnerships and joint ventures to share the cost of system buildouts material-ize. Third, companies in the sector have made sensible adjustments to their business strategies, such as Vodafone's focus on improving cash flow from ex-isting customers rather than spending for continued subscriber growth. And fi-nally, new products and services, such as short messaging service (which ena-bles mobile phone users to send short text messages via their phones), provide the means for companies in the sector to improve their profitability. We be-lieve the market currently reflects all of the year 2000's problems and very few of the year 2002's solutions, and that the investments the fund retains in this sector offer good prospects for unanticipated earnings growth in the com-ing year.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Fund Subadvisor
--------
/1/International investing involves increased risk and volatility. /2/Portfolio holdings are subject to change.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

       Performance
            review
MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/01


                                    [CHART]

                                 1 Year    3 Year   Since inception

                       Class A   -30.00    -2.42          4.90
                       Class B   -30.41    -2.79          4.61


                   Inception                                                                Since
                   Date                      1 Year                  3 Year                 Inception
                   ---------                 -------                 ------                 ---------
Class A             5/12/99                  -30.00%                 -2.42%                 4.90%
Class A*            5/12/99                  -33.68%                 -4.16%                 3.58%
Class B             4/1/97                   -30.41%                 -2.79%                 4.61%
Class B**           4/1/97                   -32.87%                 -3.34%                 4.41%

Growth of $10,000 investment 4/1/97 to 6/30/01


                                    [CHART]

               MSCI EAFE          B Shares          A Shares
               ---------          --------          --------
Apr-97           10,000            10,000             9,479
Jun-97           11,862            11,501            10,901
Dec-97           10,870            10,640            10,085
Jun-98           12,619            13,184            12,497
Dec-98           13,081            13,191            12,504
Jun-99           13,618            14,061            13,328
Dec-99           16,653            18,732            17,811
Jun-00           15,996            17,402            16,587
Dec-00           14,330            14,867            14,208
6/1/01           11,689            12,110            11,611

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/01, and represents the reinvestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum front-end sales charge of 5.25%
**  Reflects applicable contingent deferred sales charge of 4.00%
International investing involves increased risk and volatility.
Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.
/1/The Morgan Stanley Capital International Europe, Australasia and Far East
   (MSCI EAFE)(R) Index is an unmanaged index, generally representative of in-ternational stocks in these regions. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An in-vestor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2001
(Unaudited)

       Schedule of
         portfolio
       investments

                                                          SHARES     VALUE

--------------------------------------------------------------------------------

COMMON STOCKS: 93.0%

BRAZIL: 0.5%

TELECOMMUNICATIONS: 0.5%
  Embratel Participacoes S.A.*..........................      67,009 $   501,227
                                                                     -----------

CANADA: 0.7%

TELECOMMUNICATION EQUIPMENT: 0.7%
  Nortel Networks Corp. ................................      74,354     685,941
                                                                     -----------

FRANCE: 10.9%

AUTOMOTIVE PARTS: 1.5%
  Valeo S.A. ...........................................      36,286   1,464,968
                                                                     -----------

FOOD RETAILING: 2.0%
  Carrefour S.A. .......................................      37,285   1,972,768
                                                                     -----------

MEDIA: 2.3%
  Vivendi Universal S.A. ...............................      38,000   2,214,876
                                                                     -----------

PHARMACEUTICALS: 5.1%
  Aventis S.A. .........................................      32,943   2,629,885
  Sanofi-Synthelabo S.A. ...............................      34,972   2,294,479
                                                                     -----------
                                                                       4,924,364
                                                                     -----------
                                                                      10,576,976
                                                                     -----------

GERMANY: 5.1%

INSURANCE: 5.1%
  Allianz AG............................................       7,822   2,295,797
  Muenchener Rueckversicherungs-Gesellschaft AG.........       9,282   2,604,876
                                                                     -----------
                                                                       4,900,673
                                                                     -----------

HONG KONG: 5.1%

RAILROADS: 0.2%
  MTR Corp., Ltd. ......................................     115,000     196,836
                                                                     -----------

REAL ESTATE: 3.3%
  Hutchison Whampoa Ltd. ...............................     121,000   1,221,693
  Sun Hung Kai Properties Ltd. .........................     217,000   1,954,483
                                                                     -----------
                                                                       3,176,176
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 1.6%
  China Unicom Ltd.*....................................     874,000   1,523,970
                                                                     -----------
                                                                       4,896,982
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES     VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

ITALY: 8.4%

BANKS: 1.6%
  Banca Nazionale de Lavoro.............................     499,708 $ 1,565,236
                                                                     -----------

OIL--INTEGRATED COMPANIES: 4.2%
  ENI SpA...............................................     330,713   4,031,583
                                                                     -----------

RADIO & TELEVISION: 1.2%
  Mediaset SpA..........................................     133,774   1,125,693
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 1.4%
  Telecom Italia Mobile SpA.............................     270,472   1,378,417
                                                                     -----------
                                                                       8,100,929
                                                                     -----------

JAPAN: 20.9%

AUTOMOTIVE: 2.8%
  Nissan Motor Co., Ltd.................................     394,000   2,720,061
                                                                     -----------

BANKS: 2.3%
  Mizuho Holdings, Inc..................................         480   2,232,279
                                                                     -----------

CHEMICALS--DIVERSIFIED: 0.9%
  Shin-Etsu Chemical Co., Ltd...........................      23,000     844,642
                                                                     -----------

COMPUTERS & PERIPHERALS: 0.6%
  Fujitsu Ltd. .........................................      54,000     567,211
                                                                     -----------

ELECTRONIC & ELECTRICAL--GENERAL: 5.8%
  Canon, Inc............................................      25,000   1,010,299
  Murata Manufacturing Co., Ltd. .......................      18,600   1,236,365
  Rohm Co., Ltd.........................................       9,800   1,522,857
  Sharp Corp............................................     131,000   1,785,663
                                                                     -----------
                                                                       5,555,184
                                                                     -----------

FINANCIAL SERVICES: 2.3%
  Shohkoh Fund & Co., Ltd...............................       5,350     874,253
  Takefuji Corp. .......................................      14,900   1,353,616
                                                                     -----------
                                                                       2,227,869
                                                                     -----------

HEALTH & PERSONAL CARE: 1.9%
  Kao Corp. ............................................      72,000   1,789,672
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES     VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

PHARMACEUTICALS: 2.0%
  Takeda Chemical Industries............................      34,000 $ 1,581,198
  Yamanouchi Pharmaceuticals Co., Ltd...................      13,000     364,830
                                                                     -----------
                                                                       1,946,028
                                                                     -----------

WIRELESS COMMUNICATIONS: 2.3%
  NTT DoCoMo, Inc. .....................................         126   2,192,348
                                                                     -----------
                                                                      20,075,294
                                                                     -----------

NETHERLANDS: 16.4%

APPAREL: 1.1%
  Gucci Group N.V. ADR..................................      13,030   1,091,263
                                                                     -----------

ELECTRONIC & ELECTRICAL--GENERAL: 1.5%
  Koninklijke (Royal) Philips Electronics N.V...........      55,035   1,458,760
                                                                     -----------

FOOD DIVERSIFIED: 3.2%
  Unilever N.V.--CVA....................................      50,804   3,045,040
                                                                     -----------

FOOD RETAILER: 3.1%
  Koninklijke Ahold.....................................      96,779   3,031,410
                                                                     -----------

PUBLISHING: 6.4%
  Verenigde Nederlandse
  Uitgeversbedrijven Vererigd Bezit.....................      87,873   2,975,619
  Wolters Kluwer CVA....................................     119,999   3,225,397
                                                                     -----------
                                                                       6,201,016
                                                                     -----------

TELECOMMUNICATIONS: 1.1%
  Koninklijke KPN N.V...................................     182,438   1,034,789
                                                                     -----------
                                                                      15,862,278
                                                                     -----------

SINGAPORE: 2.0%

BANKS: 2.0%
  DBS Group Holdings Ltd................................     268,000   1,971,075
                                                                     -----------

SOUTH KOREA: 3.3%

ELECTRONIC & ELECTRICAL--GENERAL: 1.0%
  Samsung Electronics Co., Ltd..........................       3,020     445,875
  Samsung Electronics Co., Ltd. GDR (b).................       6,307     491,946
                                                                     -----------
                                                                         937,821
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES     VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

STEEL--PRODUCERS: 0.7%
  Pohang Iron & Steel Co., Ltd. ADR.....................      34,463 $   679,610
                                                                     -----------

UTILITIES--TELECOMMUNICATIONS: 0.9%
  Korea Telecom Corp. ADR...............................      43,197     949,471
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 0.7%
  SK Telecom Co., Ltd. ADR *............................      37,356     631,316
                                                                     -----------
                                                                       3,198,218
                                                                     -----------

SPAIN: 1.8%

OIL COMP--INTERGRATED: 1.8%
  Repsol YPF, S.A.......................................     105,008   1,733,480
                                                                     -----------

TURKEY: 0.2%

WIRELESS TELECOMMUNICATIONS: 0.2%
  Turkcell Iletisim Hizmetleri AS ADR *.................      79,290     222,012
                                                                     -----------

UNITED KINGDOM: 17.7%

BANKS: 2.9%
  HSBC Holdings PLC.....................................     240,542   2,846,801
                                                                     -----------

OIL COMP--INTERGRATED: 0.0%
  BP PLC................................................          26         214
                                                                     -----------

PHARMACEUTICALS: 6.3%
  AstraZeneca Group PLC.................................      55,505   2,579,976
  GlaxoSmithKline PLC...................................     122,417   3,431,320
                                                                     -----------
                                                                       6,011,296
                                                                     -----------

PUBLISHING: 2.2%
  Reed International PLC................................     239,364   2,120,857
                                                                     -----------

RETAIL: 1.5%
  Marks & Spencer PLC...................................     388,610   1,412,819
                                                                     -----------

TELECOMMUNICATIONS: 2.7%
  British Telecommunications PLC........................     297,261   1,866,687
  COLT Telecom Group PLC *..............................     110,484     764,498
                                                                     -----------
                                                                       2,631,185
                                                                     -----------

TRANSPORTATION: 0.4%
  Railtrack Group PLC...................................      78,143     367,070
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2001
(Unaudited)

                                                          SHARES
                                                          AND
                                                          PRINCIPAL
                                                          AMOUNT     VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

WIRELESS TELECOMMUNICATIONS: 1.7%
  Vodafone Airtouch PLC.................................     765,476 $ 1,690,220
                                                                     -----------
                                                                      17,080,462
                                                                     -----------

TOTAL COMMON STOCKS.....................................              89,805,547
                                                                     -----------

COMMERCIAL PAPER: 6.9%

UNITED STATES: 6.9%

FINANCIAL SERVICES: 6.9%
  Cdc, 4.12%, 7/2/01....................................  $3,200,000   3,199,634
  Merrill Lynch, 4.12%, 7/2/01..........................   3,500,000   3,499,599
                                                                     -----------
                                                                       6,699,233
                                                                     -----------

TOTAL COMMERCIAL PAPER..................................               6,699,233
                                                                     -----------

TOTAL INVESTMENTS (Cost $113,175,903) (a)--99.9%........              96,504,780
  Other assets in excess of liabilities--0.1%...........                  95,644
                                                                     -----------

NET ASSETS--100.0%......................................             $96,600,424
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from market value by net unrealized depreciation of securities as follows:

   Unrealized appreciation....................................... $  3,761,081
   Unrealized depreciation.......................................  (20,432,204)
                                                                  ------------
   Net unrealized depreciation................................... $(16,671,123)
                                                                  ============

(b)  144A security is restricted as to resale to institutional investors.

*  Represents non-income producing securities.

ADR--American Depositary Receipt
AG--Aktiengesellschaft (German Stock Co.)
N.V.--Naankize Venncotschap (Dutch Corp.)
PLC--Public Limited Company
S.A.--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)
GDR--Global Depositary Receipt

See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

MMA Praxis International Fund
Statement of assets and liabilities
June 30, 2001
(Unaudited)

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $113,175,903)........................  $ 96,504,780
Cash.............................................................       185,628
Foreign currency, at value (cost $79,689)........................        79,489
Interest and dividends receivable................................        58,837
Receivable for capital shares issued.............................         5,000
Receivable for investments sold..................................       313,804
Tax reclaim receivable...........................................        55,057
Deferred organizational costs....................................         3,053
Receivable from investment advisor...............................        47,294
Prepaid expenses and other assets................................        29,712
                                                                   ------------
  Total Assets:..................................................    97,282,654
                                                                   ------------
LIABILITIES:
Unrealized depreciation on foreign currency contracts............           277
Payable for investments purchased................................       529,453
Payable for capital shares redeemed..............................        17,758
Investment advisory fees.........................................        72,486
Distribution fees................................................        30,650
Shareholder servicing fees.......................................         5,078
Other............................................................        26,528
                                                                   ------------
Total Liabilities:...............................................       682,230
                                                                   ------------
NET ASSETS:
Capital stock, at par value......................................        94,484
Additional paid-in-capital.......................................   120,635,136
Accumulated net investment loss..................................       (28,712)
Accumulated net realized losses from investments and foreign
 currency transactions...........................................    (7,423,828)
Net unrealized depreciation from investments and translation of
 assets and liabilities in foreign currencies....................   (16,676,656)
                                                                   ------------
  Total Net Assets...............................................  $ 96,600,424
                                                                   ============
Net Assets
 Class A.........................................................  $ 71,635,210
 Class B.........................................................    24,965,214
                                                                   ------------
  Total..........................................................  $ 96,600,424
                                                                   ============
Shares outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A.........................................................     6,998,605
 Class B.........................................................     2,449,781
                                                                   ------------
  Total..........................................................     9,448,386
                                                                   ============
Net asset value
 Class A--redemption price per share.............................  $      10.24
                                                                   ============
    Maximum Sales Charge--Class A................................          5.25%
                                                                   ============
    Maximum Offering Price (100%/(100%-Maximum Sales Charge)) of
     net asset value adjusted to nearest cent per share--Class
     A...........................................................  $      10.81
                                                                   ============
 Class B--offering price per share*..............................  $      10.19
                                                                   ============

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis International Fund
Statement of operations
For the six months ended June 30, 2001
(Unaudited)
      Statement of
        operations

INVESTMENT INCOME:
Interest........................................................  $    167,222
Dividends.......................................................       950,410
Foreign tax withholding.........................................      (107,747)
                                                                  ------------

  Total Income..................................................     1,009,885
                                                                  ------------

EXPENSES:
Investment advisory fees........................................       455,644
Administration fees.............................................        75,941
Distribution fees--Class A......................................        91,965
Distribution fees--Class B......................................       103,809
Shareholder servicing fees--Class A.............................        91,965
Shareholder servicing fees--Class B.............................        34,603
Custodian fees..................................................        45,654
Accounting fees.................................................        35,077
Organization costs..............................................         2,044
Trustees' fees and expenses.....................................         5,037
Transfer agent fees.............................................       117,163
Other expenses..................................................        42,584
                                                                  ------------

  Total expenses before reductions/reimbursements...............     1,101,486
 Expenses reimbursed by Investment Advisor......................      (207,565)
 Expenses reduced by Distributor................................       (94,334)
                                                                  ------------

  Total Expenses................................................       799,587
                                                                  ------------

Net investment income...........................................       210,298
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investments and foreign currency
 transactions...................................................    (7,302,662)
Change in unrealized appreciation/depreciation from investments and translation of assets and liabilities in foreign
 currencies.....................................................   (13,771,258)
                                                                  ------------

Net realized/unrealized losses on investments...................   (21,073,920)
                                                                  ------------

Change in net assets resulting from operations..................  $(20,863,622)
                                                                  ============

See notes to financial statements.

MMA Praxis International Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                     Six Months
                                                     ended         Year ended
                                                     June 30,      December 31,
                                                     2001          2000
--------------------------------------------------------------------------------
                                                     (Unaudited)
From Investment Activities:

Operations:

Net investment income .............................. $    210,298  $  1,172,108
Net realized gains (losses) from investment
 transactions.......................................   (7,302,662)    6,363,503
Change in unrealized appreciation/depreciation from
 investments and translation of assets and
 liabilities in foreign currencies..................  (13,771,258)  (22,336,092)
                                                     ------------  ------------
Change in net assets resulting from operations......  (20,863,622)  (14,800,481)
                                                     ------------  ------------

Distributions to Shareholders:

Class A
 From net investment income.........................           --      (463,380)
 From net realized gains from investment
  transactions......................................           --    (3,836,937)
 Return of capital..................................           --       (95,842)

Class B
 From net investment income.........................           --      (662,262)
 From net realized gains from investment
  transactions......................................           --    (3,571,640)
 Return of capital..................................           --      (103,211)
                                                     ------------  ------------

Change in net assets from distributions to
 shareholders.......................................           --    (8,733,272)
                                                     ------------  ------------
Change in net assets from capital transactions......   56,356,931    25,916,455
                                                     ------------  ------------
Change in net assets................................   35,493,309     2,382,702
                                                     ------------  ------------

Net Assets:
 Beginning of period................................   61,107,115    58,724,413
                                                     ------------  ------------
 End of period...................................... $ 96,600,424  $ 61,107,115
                                                     ============  ============

See notes to financial statements.

MMA Praxis International Fund
Financial highlights
         Financial
        highlights
For a share outstanding throughout the period indicated

                                                  Class A Shares
                                       ----------------------------------------
                                       Six Months                  May 12, 1999
                                       Ended          Year Ended   to
                                       June 30,       December 31, December 31,
                                       2001           2000         1999(a)
--------------------------------------------------------------------------------
                                       (Unaudited)
Net Asset Value, Beginning of
 Period..............................    $ 12.53        $ 18.19      $ 13.76
                                         -------        -------      -------

Investment Activities
 Net investment income (loss)........       0.13           0.42        (0.01)
 Net realized and unrealized gains
  (losses) from investment
  transactions.......................      (2.42)         (4.04)        4.81
                                         -------        -------      -------

Total from Investment Activities.....      (2.29)         (3.62)        4.80
                                         -------        -------      -------

Distributions
 Net investment income...............         --          (0.32)       (0.10)
 Net realized gains..................         --          (1.68)       (0.27)
 Return of capital...................         --          (0.04)          --
                                         -------        -------      -------

Total Distributions..................         --          (2.04)       (0.37)
                                         -------        -------      -------

Change in net asset value per share..      (2.29)         (5.66)        4.43
                                         -------        -------      -------

Net Asset Value, End of Period.......    $ 10.24        $ 12.53      $ 18.19
                                         =======        =======      =======

Total Return (excludes sales
 charge).............................     (18.28%)(b)    (20.23%)      35.09%(b)

Ratios/Supplemental Data:
 Net Assets, End of Period (000).....    $71,635        $30,790      $24,215
 Ratio of expenses to average net
  assets.............................       1.43%(c)       1.45%        1.45%(c)
 Ratio of net investment income to
  average net assets.................       0.58%(c)       1.99%        0.02%(c)
 Ratio of expenses to average net
  assets*............................       2.05%(c)       2.25%        2.28%(c)
 Portfolio turnover (d)..............      33.33%         48.31%       57.73%

--------
* During the period, certain expenses were contractually reduced. If such expense reduction had not occurred, the ratios would have been as indicat-ed.
(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued
For a share outstanding throughout the period indicated

                                        International Fund--Class B Shares
                         -------------------------------------------------------------------
                         Six Months                                            April 1, 1997
                         Ended          Year Ended   Year Ended   Year Ended   through
                         June 30,       December 31, December 31, December 31, December 31,
                         2001           2000         1999         1998         1997 (a)
----------------------------------------------------------------------------------------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 12.51        $ 18.21      $ 13.05      $ 10.62       $ 10.00
                           -------        -------      -------      -------       -------

Investment Activities:
 Net investment income
  (loss)................      0.08           0.31        (0.08)       (0.02)        (0.05)
 Net realized and
  unrealized gains
  (losses) on
  investments...........     (2.40)         (4.01)        5.54         2.56          0.69
                           -------        -------      -------      -------       -------

Total from Investment
 Activities.............     (2.32)         (3.70)        5.46         2.54          0.64
                           -------        -------      -------      -------       -------

Distributions
 Net investment income..                    (0.28)       (0.03)       (0.10)           --
 Net realized gains.....        --          (1.68)       (0.27)       (0.01)        (0.02)
 Return of capital......        --          (0.04)          --           --            --
                           -------        -------      -------      -------       -------
Total Distributions.....        --          (2.00)       (0.30)       (0.11)        (0.02)
                           -------        -------      -------      -------       -------

Change in net asset
 value per share........     (2.32)         (5.70)        5.16         2.43          0.62
                           -------        -------      -------      -------       -------

Net Asset Value, End of
 Period.................   $ 10.19        $ 12.51      $ 18.21      $ 13.05       $ 10.62
                           =======        =======      =======      =======       =======


Total Return (excludes
 redemption charge).....    (18.55%)(b)    (20.64%)      42.00%       23.98%         6.40%(b)

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........   $24,965        $30,317      $34,509      $31,163       $17,245
 Ratio of expenses to
  average net assets....      1.99%(c)       2.00%        2.00%        1.99%         2.00%(c)
 Ratio of net investment
  income to average net
  assets................     (0.02%)(c)      1.73%       (0.28%)      (0.32%)       (0.93%)(c)
 Ratio of expenses to
  average net assets*...      2.54%(c)       2.74%        2.82%        3.19%         4.29%(c)
 Portfolio turnover
  (d)...................     33.33%         48.31%       57.73%       47.19%        51.46%

--------
* During the period, certain expenses were reduced. If such expense reduction had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2001
(Unaudited)
          Notes to
         financial
        statements
1. Organization:

The MMA Praxis Mutual Funds (the "Company") is an open-end management invest-ment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Core Stock Fund, formerly the Growth Fund, the International Fund, and the Value In-dex Fund (individually a "Fund", collectively "the Funds").

2. Significant accounting policies:

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those es-timates.

Securities valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the prin-cipal market is an exchange) in which such securities are normally traded. In-vestments in investment companies are valued at their respective net asset val-ues as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depre-ciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities transactions and related income:

Security transactions are accounted for on the trade date. Gains or losses re-alized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recog-nized on the accrual basis and includes, where applicable, the pro rata amorti-zation of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Foreign currency translation:

The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Pur-chases and sales of securities, income receipts and expense payments are trans-lated into U.S. dollars based at the exchange rate on the date of the transac-tion.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2001
(Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and ma-turities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities trans-actions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the ex-change rate.

Forward foreign currency contracts:

The International Fund may enter into forward foreign currency exchange con-tracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the poten-tial inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are ad-justed by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a real-ized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Dividends and distributions:

Dividends from net investment income are declared and paid monthly for the In-termediate Income Fund. Dividends from net investment income, if any, are de-clared and paid twice a year for the Core Stock Fund, the International Fund, and the Value Index Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regula-tions, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are re-classified within the composition of net assets based on their Federal tax-ba-sis treatment; temporary differences do not require reclassification.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2001
(Unaudited)

Federal income taxes:

It is each Fund's policy to comply with the requirements of the Internal Reve-nue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, divi-dends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes with-held.

Organization costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Fund. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organiza-tional expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3. Purchases and sales of securities:

Purchases and sales of securities (excluding short-term securities) for the six month period ended June 30, 2001 were as follows:

                                                        Purchases   Sales
                                                        ----------- -----------
Intermediate Income Fund............................... $17,595,244 $12,085,696
Core Stock Fund........................................  18,960,963  20,526,949
International Fund.....................................  81,745,543  30,280,861
Value Index Fund.......................................  11,081,998      56,347

4. Related party transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percent-age of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock Fund, 0.90% for the In-ternational Fund and 0.30% for the Value Index Fund. Oechsle International Ad-visors, LLC, serves as the sub-adviser to the International Fund and receives compensation from the Adviser.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2001
(Unaudited)

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administra-tor. Under the terms of the administration agreement, BISYS receives fees that are computed daily as a percentage of each Fund's average daily net assets, subject to an annual minimum per Fund.

BISYS serves as the Funds' distributor. Each Fund pays BISYS, as the Fund's distributor, an aggregate fee not to exceed on an annual basis 0.50% of the av-erage daily net assets of such Fund's Class A Shares. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares.

Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as offi-cers of the Company.

BISYS Ohio serves the Funds as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for cer-tain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

For the six month period ended June 30, 2001, the distributor received approxi-mately $425,858 from commissions earned on sales of Class A Shares and on re-demption of Class B Shares of the Funds, all of which the distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $177,134 went to affiliated dealers.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2001
(unaudited)

5. Capital share transactions:

Transactions in shares of the Funds are summarized below:

                                                                                      Value
                            Intermediate Income Fund        Core Stock Fund        Index Fund     International Fund
                            -------------------------  --------------------------  ----------- -------------------------
                            Six Months                 Six Months                  Period      Six Months
                            Ended        Year Ended    Ended         Year Ended    Ended       Ended        Year Ended
                            June 30,     December 31,  June 30,      December 31,  June 30,    June 30,     December 31,
                            2001         2000          2001          2000          2001        2001         2000
                            -----------  ------------  ------------  ------------  ----------- -----------  ------------
 Capital Transactions:
 Class A Shares:
 Proceeds from shares
  issued.................   $ 2,904,420  $ 2,662,274   $  6,517,413  $  9,100,309  $10,598,497 $60,464,121  $ 17,299,143
 Dividends reinvested....       211,544      272,164            186       312,801           --      (1,231)    3,549,166
 Cost of shares
  redeemed...............      (572,538)    (534,216)    (1,877,423)   (1,443,240)          --  (4,472,223)   (4,724,552)
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Class A Share
  Transactions...........   $ 2,543,426  $ 2,400,222   $  4,640,176  $  7,969,870  $10,598,497 $55,990,667  $ 16,123,757
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Class B Shares:
 Proceeds from shares
  issued.................   $ 3,350,291  $ 3,594,485   $  9,591,299  $ 21,124,456  $   672,094 $ 2,249,875  $ 28,138,564
 Dividends reinvested....       849,499    1,677,177             38     4,042,877           --         765     4,526,106
 Cost of shares
  redeemed...............    (1,979,360)  (6,702,141)   (10,665,343)  (18,766,767)          --  (1,884,376)  (22,871,972)
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Class B Share
  Transactions...........   $ 2,220,430  $(1,430,479)  $ (1,074,006) $  6,400,566  $   672,094 $   366,264  $  9,792,698
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Total net increase
  (decrease) from capital
  transactions...........   $ 4,763,856  $   969,743   $  3,566,170  $ 14,370,436  $11,270,591 $56,356,931  $ 25,916,455
                            ===========  ===========   ============  ============  =========== ===========  ============
 Share Transactions:
 Class A Shares:
 Issued..................       298,127      281,418        461,267       607,509    1,060,080   4,949,805     1,159,282
 Reinvested..............        21,784       28,879             12        20,542           --         (95)      269,362
 Redeemed................       (58,787)     (56,473)      (137,304)      (96,182)          --    (407,877)     (303,465)
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Change in Class A
  Shares.................       261,124      253,824        323,975       531,869    1,060,080   4,541,833     1,125,179
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Class B Shares:
 Issued..................       344,546      380,694        689,391     1,417,039       67,758     195,735     1,680,733
 Reinvested..............        87,674      178,057              3       267,344           --          63       337,252
 Redeemed................      (203,443)    (709,984)      (769,521)   (1,262,956)          --    (168,966)   (1,489,790)
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Change in Class B
  Shares.................       228,777     (151,233)       (80,127)      421,427       67,758      26,832       528,195
                            -----------  -----------   ------------  ------------  ----------- -----------  ------------
 Total net increase
  (decrease) from share
  transactions...........       489,901      102,591        243,848       953,296    1,127,838   4,568,665     1,653,374
                            ===========  ===========   ============  ============  =========== ===========  ============

Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-Adviser
(International Fund only)
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services LP
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert
1775 Eye Street, NW
Washington, DC 20006

Auditors
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

This report is for the information of shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the currentprospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

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8/01                                                                     2010010